EXHIBIT (10)-58


                                                                  EXECUTION COPY

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                                CREDIT AGREEMENT

                                  by and among,


                            HEALTHSOUTH CORPORATION,
                                  as Borrower,


                            UBS AG, STAMFORD BRANCH,
                             as Administrative Agent


                        DEUTSCHE BANK AG NEW YORK BRANCH
                              as Syndication Agent


                   THE LENDERS PARTY HERETO FROM TIME TO TIME


                                 UBS WARBURG LLC
                                       and
                          DEUTSCHE BANK SECURITIES INC.
                             as Joint Lead Arrangers

                                       and

                     THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                             as Documentation Agent


                                October 31, 2000


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                                                 TABLE OF CONTENTS

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ARTICLE I Definitions and Terms...................................................................................1
   1.1.     Definitions...........................................................................................1
   1.2.     Rules of Interpretation..............................................................................25
   1.3.     Classes and Types of Loans...........................................................................26

ARTICLE II The Loans.............................................................................................27
   2.1.     Revolving Credit Loans...............................................................................27
   2.2.     Facility Extension Loans.............................................................................29
   2.3.     Payment of Interest..................................................................................30
   2.4.     Payment of Principal.................................................................................30
   2.5.     Non-Conforming Payments..............................................................................31
   2.6.     Notes................................................................................................31
   2.7.     Pro Rata Payments....................................................................................31
   2.8.     Reductions...........................................................................................32
   2.9.     Conversions and Elections of Subsequent Interest Periods.............................................32
   2.10.       Unused Fees.......................................................................................33
   2.11.       Deficiency Advances...............................................................................33
   2.12.       Use of Proceeds...................................................................................33
   2.13.       Increase and Decrease in Amounts..................................................................33

ARTICLE III Letters of Credit....................................................................................34
   3.1.     Letters of Credit....................................................................................34
   3.2.     Reimbursement........................................................................................34
   3.3.     Letter of Credit Facility Fees.......................................................................37
   3.4.     Administrative Fees..................................................................................38
   3.5.     Applications.........................................................................................38

ARTICLE IV Change in Circumstances...............................................................................38
   4.1.     Increased Cost and Reduced Return....................................................................38
   4.2.     Limitation on Types of Loans.........................................................................39
   4.3.     Illegality...........................................................................................40
   4.4.     Treatment of Affected Loans..........................................................................40
   4.5.     Compensation.........................................................................................41
   4.6.     Taxes................................................................................................41

ARTICLE V Conditions to Making Loans and Issuing Letters of Credit...............................................43
   5.1.     Conditions of Initial Advance........................................................................43
   5.2.     Conditions of Loans and Letters of Credit............................................................45

ARTICLE VI Representations and Warranties........................................................................46
   6.1.     Organization and Authority...........................................................................46
   6.2.     Loan Documents.......................................................................................47
   6.3.     Solvency.............................................................................................47

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   6.4.     Subsidiaries and Subsidiaries' Guarantees............................................................47
   6.5.     Ownership Interests..................................................................................47
   6.6.     Financial Condition..................................................................................47
   6.7.     Title to Properties..................................................................................48
   6.8.     Taxes................................................................................................48
   6.9.     Other Agreements.....................................................................................48
   6.10.       Litigation........................................................................................49
   6.11.       Margin Stock......................................................................................49
   6.12.       Investment Company................................................................................50
   6.13.       Patents, Etc......................................................................................50
   6.14.       No Untrue Statement...............................................................................50
   6.15.       No Consents, Etc..................................................................................50
   6.16.       ERISA Requirement.................................................................................50
   6.17.       No Default........................................................................................51
   6.18.       Hazardous Materials...............................................................................51
   6.19.       Employment Matters................................................................................51
   6.20.       RICO..............................................................................................51
   6.21.       Reimbursement from Third Party Payors.............................................................51
   6.22.       Material Adverse Change...........................................................................52

ARTICLE VII Affirmative Covenants................................................................................52
   7.1.     Financial Statements, Reports, Etc...................................................................52
   7.2.     Maintain Properties..................................................................................53
   7.3.     Conduct of Business and Maintenance of Existence, Qualification, Etc.................................54
   7.4.     Regulations and Taxes................................................................................54
   7.5.     Insurance............................................................................................54
   7.6.     True Books...........................................................................................54
   7.7.     Right of Inspection..................................................................................54
   7.8.     Observe all Laws.....................................................................................54
   7.9.     Governmental Licenses................................................................................55
   7.10.       Covenants Extending to Other Persons..............................................................55
   7.11.       Officer's Knowledge of Default....................................................................55
   7.12.       Suits or Other Proceedings........................................................................55
   7.13.       Notice of Discharge of Hazardous Material or Environmental Complaint..............................55
   7.14.       Environmental Compliance..........................................................................56
   7.15.       Continuation of Current Business..................................................................56
   7.16.       Management Contracts..............................................................................56
   7.17.       Payment of Obligations............................................................................56
   7.18.       New Subsidiaries..................................................................................56

ARTICLE VIII Negative Covenants..................................................................................56
   8.1.     Financial Covenants..................................................................................57
   8.2.     Investments and Loans................................................................................57
   8.3.     Indebtedness.........................................................................................57
   8.4.     Disposition of Assets................................................................................57
   8.5.     Consolidation or Merger..............................................................................58
   8.6.     Liens................................................................................................58

                                                        ii
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   8.7.     Dividends and Distributions..........................................................................58
   8.8.     Acquisitions and Capital Expenditures................................................................58
   8.9.     Restricted Payments; Other Payments..................................................................59
   8.10.       Compliance with ERISA.............................................................................59
   8.11.       Fiscal Year.......................................................................................60
   8.12.       Dissolution, etc..................................................................................60
   8.13.       Transactions with Affiliates......................................................................60

ARTICLE IX Events of Default and Acceleration....................................................................60
   9.1.     Events of Default....................................................................................60
   9.2.     Administrative Agent to Act..........................................................................63
   9.3.     Cumulative Rights....................................................................................63
   9.4.     No Waiver............................................................................................63
   9.5.     Allocation of Proceeds...............................................................................64

ARTICLE X The Administrative Agent...............................................................................64
   10.1.       Appointment, Powers, and Immunities...............................................................64
   10.2.       Reliance by Administrative Agent..................................................................65
   10.3.       Defaults..........................................................................................65
   10.4.       Rights as Lender..................................................................................65
   10.5.       Indemnification...................................................................................66
   10.6.       Non-Reliance on Administrative Agent and Other Lenders............................................66
   10.7.       Resignation of Administrative Agent...............................................................66
   10.8.       Fees..............................................................................................67

ARTICLE XI Miscellaneous.........................................................................................67
   11.1.       Assignments and Participations....................................................................67
   11.2.       Notices...........................................................................................69
   11.3.       No Waiver.........................................................................................70
   11.4.       Rights of Setoff; Adjustments.....................................................................70
   11.5.       Survival..........................................................................................71
   11.6.       Expenses..........................................................................................71
   11.7.       Amendments and Waivers............................................................................72
   11.8.       Counterparts......................................................................................72
   11.9.       Waivers by Borrower...............................................................................72
   11.10.      Termination.......................................................................................72
   11.11.      Governing Law.....................................................................................73
   11.12.      Indemnification...................................................................................73
   11.13.      Agreement Controls................................................................................74
   11.14.      Integration.......................................................................................74
   11.15.      Successors and Assigns............................................................................74
   11.16.      Severability......................................................................................75
   11.17.      Lender Addenda....................................................................................75
   11.18.      Designated Senior Indebtedness....................................................................75

EXHIBIT A                  Lender Addendum
EXHIBIT B                  Form of Assignment and Acceptance
EXHIBIT C                  Notice of Appointment (or Revocation) of Authorized Representative

                                                        iii
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EXHIBIT D                  Form of Borrowing Notice
EXHIBIT E                  Form of Interest Rate Selection Notice
EXHIBIT F                  Form of Note
EXHIBIT G                  Investments
EXHIBIT H                  Form of Opinion of Borrower's Counsel
EXHIBIT I                  Compliance Certificate
EXHIBIT J                  Executive Officers
EXHIBIT K                  Form of Guarantee

Schedule 1.1(a)            Preferred Cash Distribution Arrangement
Schedule 6.4               Subsidiaries
Schedule 6.19              Employment Matters
Schedule 8.3               Existing Subsidiary Indebtedness

                                                         iv
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                                       74

                                CREDIT AGREEMENT

                  THIS  CREDIT  AGREEMENT  dated as of  October  31,  2000 (this
"Agreement") is entered into by and among HEALTHSOUTH CORPORATION, a Delaware corporation (the "Borrower"), the Lenders signatories hereto (the "Lenders") and UBS AG, STAMFORD BRANCH, as administrative agent (in such capacity, the "Administrative Agent").

                                    RECITAL:

                  The Borrower has requested that the Lenders make available to the Borrower a revolving credit facility of up to $400,000,000, including a $20,000,000 sublimit for the issuance of standby letters of credit, the proceeds of which shall be used as set forth in Section 2.12, and the Lenders have agreed to make such revolving credit facility available to the Borrower on the following terms and conditions:

                                    ARTICLE I

                              Definitions and Terms

                  1.1. Definitions. (a) For the purposes of this agreement, in addition to the definitions set forth above, the following terms shall have the respective meanings set forth below:

                  "Acquisition" means the acquisition, whether with cash, property, stock or promise to pay, of all or a portion of a Person or a Facility or Facilities of a Person, permitted under Section 8.8; provided such Person, Facility or Facilities is in substantially the same line of business engaged in by Borrower or its Consolidated Entities.

                  "Acquisition/CapEx  Basket Amount" means, for any Fiscal Year, the sum of (a) the Acquisition/CapEx Initial Basket Amount plus (b) 50% of the amount, if any, of the Acquisition/CapEx Basket Amount applicable to the immediately preceding Fiscal Year pursuant to the foregoing clause (a) that was not expended during such immediately preceding Fiscal Year for Acquisitions pursuant to Section 8.8(a)(ii) or for Capital Expenditures pursuant to Section 8.8(b). For the purposes hereof, any amount spent in any Fiscal Year in respect of Acquisitions pursuant to Section 8.8(a)(ii) or Capital Expenditures pursuant to Section 8.8(b) shall be applied, first, toward amounts permitted to be spent during such Fiscal Year pursuant to the foregoing clause (a) of this definition and, second, to amounts permitted to be spent during such Fiscal Year pursuant to the foregoing clause (b) of this definition.

                  "Acquisition/CapEx Initial Basket Amount" means an amount equal to $650,000,000.

                  "Actual/360 Basis" means a method of computing interest or other charges hereunder on the basis of an assumed year of 360 days for actual number of days elapsed,


         meaning that interest or other charges accrued for each day will be computed by multiplying the rate per annum applicable on that day by the unpaid principal balance (or other relevant sum) on that day and dividing the result by 360.

                  "Advance"  means  a  borrowing  under  the  Revolving   Credit
         Facility  consisting of the aggregate  principal  amount of a Revolving
         Credit Loan.

                  "Affiliate" of any specified Person means any other Person (i) which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person; or (ii) which beneficially owns or holds 5% or more of any class of the outstanding Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of such specified Person; or 5% or more of any class of the outstanding
         Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of Voting Stock, by contract or otherwise.

                  "Applicable Commitment Percentage" means, with respect to each
         Lender, that portion of the Total Revolving Credit Commitment allocable to such Lender (a) with respect to Lenders as of the Closing  Date,  as set forth on Schedule 1 to the Lender  Addendum  executed and delivered by such Lender, and (b) with respect to any Person who becomes a Lender thereafter,  as reflected in each  Assignment  and  Acceptance to which
         such  Lender  is  a  party  assignee;   provided  that  the  Applicable
         Commitment Percentage of each Lender shall be increased or decreased to reflect any  assignments  to or by such Lender  effected in  accordance with Section 11. 1.

                  "Applicable Extension Percentage" means, with respect to each Lender, that portion of the aggregate amount of Facility Extension
         Loans outstanding and allocable to such Lender as in effect from time to time giving effect to each Assignment and Acceptance to which such Lender is a party.

                  "Applicable  Lending  Office"  means,  for each Lender and for each Type of Loan, the "Lending Office" of such Lender (or an affiliate of such Lender) designated for such Type of Loan on the signature pages hereof or such other  office of such  Lender (or an  affiliate  of such
         Lender)  as  such  Lender  may  from  time  to  time   specify  to  the
         Administrative  Agent and the Borrower by written  notice in accordance with the terms hereof as the office by which its Loans of such Type are to be made and maintained.

                  "Applicable Margin" means that percent per annum set forth in the table below under the heading "Applicable Margin for Eurodollar
         Rate Loans" or "Applicable Margin for Base Rate Loans", as applicable, opposite the applicable Tier determined by the highest Rating as in effect at the time of determination (subject to the provisions of this definition following the table below):

                                       2
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                                RATING                   APPLICABLE MARGIN FOR           APPLICABLE MARGIN
         TIER               S&P OR MOODYS                EURODOLLAR RATE LOANS          FOR BASE RATE LOANS
         ------------------------------------------------------------------------------------------------------
         I          BBB+              Baa1                      1.250%                        0.250%
                    or higher         or higher
         ------------------------------------------------------------------------------------------------------
         II         BBB               Baa2                      1.500%                        0.500%
         ----------------------------------------------------------------------------------------------------
         III        BBB-              Baa3                      1.750%                        0.750%
         ------------------------------------------------------------------------------------------------------
         IV         BB+               Ba1                       2.000%                        1.000%
         ------------------------------------------------------------------------------------------------------
         V          Less than         Less than                 2.250%                        1.250%
                    BB+               Ba1
         ------------------------------------------------------------------------------------------------------


                  The Applicable Margin shall be established from time to time based upon the Rating then in effect. Any change in the Applicable Margin due to a change in any Rating shall be effective on the date of such change in such Rating. In the event (i) of a split Rating where the Ratings are more than one Tier apart, then the Tier next above the Tier corresponding to the lower Rating shall apply and, (ii) either Rating is Tier IV or below (or unrated), then (A) the Applicable Margin shall be Tier IV if either Rating is Tier IV or higher and (B) Tier V otherwise. In the event that the Borrower shall not have a Rating by either S&P or Moody's, the Applicable Margin shall be mutually agreed to by the Borrower, the Administrative Agent and the Lenders and shall be Tier V until such mutual agreement is reached.

                  "Applicable Unused Fee" means that percent per annum set forth in the table below under the heading "Applicable Unused Fee" opposite the applicable Tier determined by the highest Rating as in effect at the time of determination (subject to the provisions of this definition following the table below):

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         ----------------------------------------------------------------------------------------------------------
                                                RATING                                   APPLICABLE UNUSED
             TIER                           S&P OR MOODY'S                                      FEE
         ----------------------------------------------------------------------------------------------------------
              I                 BBB+                       Baa1                                0.250%
                                or higher                  or higher
         ----------------------------------------------------------------------------------------------------------
              II                BBB                        Baa2                                0.375%
         ----------------------------------------------------------------------------------------------------------
             III                BBB-                       Baa3                                0.375%
         ----------------------------------------------------------------------------------------------------------
              IV                BB+                        Ba1                                 0.500%
         ----------------------------------------------------------------------------------------------------------
              V                 Less than                  Less than                           0.500%
                                BB+                        Ba1
         ----------------------------------------------------------------------------------------------------------


                  The Applicable Unused Fee shall be established from time to time based upon the Ratings then in effect. Any change in the Applicable Unused Fee due to a change in any Rating shall be effective on the date of such change in such Rating. In the event (i) of split Ratings where the Ratings are more than one Tier apart, then the Tier next above the Tier corresponding to the lower Rating shall apply and,
         (ii) either Rating is Tier IV or below (or unrated), then (A) the Applicable Unused Fee shall be Tier IV if either Rating is Tier IV or higher and (B) Tier V otherwise. In the event that the Borrower shall not have a Rating by either S&P or Moody's, the Applicable Unused Fee shall be mutually agreed to by the Borrower, the Administrative Agent and the Lenders and shall be Tier IV until such mutual agreement is reached.

                  "Applications and Agreements for Letters of Credit" means, collectively, the Applications and Agreements for Letters of Credit, or similar documentation, executed by the Borrower from time to time and delivered to the Issuing Bank to support the issuance of Letters of Credit and which terms shall state that the requested Letter of Credit is to be issued under this Agreement.

                  "Assignment and Acceptance" means an Assignment and Acceptance in the form of Exhibit B (with blanks appropriately filled in) (or in such other form as shall be approved by the Administrative Agent) delivered to the Administrative Agent in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 11. 1.

                  "Authorized Representative" means any of the Executive Officers of the Borrower or, with respect to financial matters, the Treasurer or the Chief Financial Officer of the Borrower, or any other Person expressly designated by the board of directors of the Borrower (or the appropriate committee thereof) as an Authorized Representative of the Borrower, as set forth from time to time in a certificate in the form of Exhibit C.

                  "Base Rate" means, for any day, the rate per annum equal to the higher of (i) the Prime Rate for such day or (ii) the Federal Funds Rate for such day plus one-half of one percent (1/2%). Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds Rate shall be effective on the effective date of such change in the Prime Rate or Federal Funds Rate.

                  "Base Rate Loan" means a Loan for which the rate of interest is determined by reference to the Base Rate.

                  "Base Rate Refunding Loan" means an Advance under the Revolving Credit Facility which bears interest at a Base Rate made to satisfy Reimbursement Obligations arising from a drawing under a Letter of Credit.

                  "Board" means the Board of Governors of the Federal Reserve System (or any successor body).

                  "Borrowing Notice" means the notice delivered by an Authorized Representative in connection with an Advance under the Revolving Credit Facility, in the form of Exhibit D.

                  "Business Day" means, (i) except in the case of a Eurodollar Rate Loan, any day which is not a Saturday, Sunday or a day on which banks in the State of New York are authorized or obligated by law, executive order or governmental decree to be closed and, (ii) with respect to any Eurodollar Rate Loan, any day which is a Business Day, as described above, and on which the relevant international financial markets are open for the transaction of business contemplated by this Agreement in London, England, and New York, New York.

                  "Capital Expenditures" means, for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a Capital Lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) which should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries, but for the avoidance of duplication, excluding any amounts included in Cost of Acquisition with respect to any Acquisition.

                  "Capital Leases" means all leases which have been or should be capitalized in accordance with GAAP as in effect from time to time including Statement No. 13 of the Financial Accounting Standards Board or any successor thereof.

                  "Capital Stock" of any Person means any and all shares, rights to purchase, warrants or options (whether or not currently exercisable), participation or other equivalents of or interest in (however designated) the equity (including without limitation common stock, preferred stock and partnership and joint venture interests) of such Person (excluding any debt securities that are convertible into, or exchangeable for, such equity).

                  "Change of Control" means, at any time:

                  (i) all or substantially all of the Borrower's assets are sold as an entirety to any Person or related group of Persons;

                  (ii) there shall be consummated any consolidation or merger of the Borrower (A) in which the Borrower is not the continuing or surviving corporation (other than a consolidation or merger with a wholly owned Subsidiary of the Borrower in which all shares of the Borrower's Common Stock outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (B) pursuant to which the Borrower's Common Stock would be converted into cash, securities or other property, in each case other than a consolidation or merger of the Borrower in which the holders of the Borrower's Common Stock immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the total Voting Stock of the continuing or surviving corporation immediately after such consolidation or merger in substantially the same proportion as their ownership of the Borrower's Common Stock immediately before such transaction;

                  (iii) any "person" or "group" (each as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), who are not as of the Closing Date owners of one percent (1%) or more of the Voting Stock of the Borrower, either (A) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of Voting Stock of the Borrower (or securities convertible into or exchangeable for such Voting Stock) representing 15% or more of the combined voting power of all Voting Stock of the Borrower (on a fully diluted basis) or
         (B) otherwise has the ability, directly or indirectly, to elect a majority of the board of directors of the Borrower;

                  (iv) during any period of up to 24 consecutive months, commencing on the Closing Date, individuals who at the beginning of such period were directors of the

         Borrower shall cease for any reason (other than the death, disability or retirement of an officer of the Borrower that is serving as a director at such time so long as another officer of the Borrower replaces such Person as a director) to constitute a majority of the board of directors of the Borrower;

                  (v) any Person or two or more Persons acting in concert shall have acquired by contract or otherwise, or shall have entered into a contract or arrangement that, upon consummation thereof, will result in its or their acquisition, of the power to exercise, directly or indirectly, a controlling influence on the management or policies of the Borrower, or

                  (vi) the Borrower is liquidated or dissolved or adopts a plan of liquidation or dissolution.

                  "Closing Date" means the date as of which this Agreement is executed by the Borrower, the Lenders and the Administrative Agent and on which the conditions set forth in Section 5.1 have been satisfied.

                  "Code" means the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder.

                  "Common Stock" means the common stock, par value $.01 per share, of the Borrower.

                  "Consistent Basis" in reference to the application of GAAP means the accounting principles observed in the period referred to are comparable in all material respects to those applied in the preparation of the audited financial statements of the Borrower referred to in
         Section 6.6(a).

                  "Consolidated Amortization Expense" of the Borrower for any period means the amortization expense of the Borrower and its Consolidated Entities for such period (to the extent included in the computation of Consolidated Net Income), determined on a consolidated basis in accordance with GAAP.

                  "Consolidated Depreciation Expense" of the Borrower means the depreciation expense of the Borrower and its Consolidated Entities for such period (to the extent included in the computation of Consolidated Net Income of the Borrower), determined on a consolidated basis in accordance with GAAP.

                  "Consolidated  EBITDA" means, with respect to the Borrower and its Consolidated Entities for any Four-Quarter Period ending on the date of computation thereof, the sum of, without duplication, (i) Consolidated Net Income, (ii) Consolidated Interest Expense, (iii) Consolidated Income Tax Expense, (iv) Consolidated Amortization Expense, (v) Consolidated Depreciation Expense, (vi) the minority interest of any Person or Persons in the income of Consolidated Entities for such period, (vii) the non-recurring, non-cash expenses and cash transaction costs relating to professional fees arising in conjunction with an Acquisition provided such expenses do not exceed 10% of the Cost of Acquisition and (viii) as applicable, the non-recurring, non-cash expenses incurred by the Borrower and its Consolidated Entities during the three month period ended September 30, 1999 and the three month period ended December 31, 1999; all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated   Entity"  means  any  Person  whose   financial
         statements are appropriately consolidated with the Borrower's financial statements under GAAP.

                  "Consolidated  Indebtedness"  means  all  Indebtedness  of the
         Borrower  and  its   Consolidated   Entities,   all   determined  on  a
         consolidated basis.

                  "Consolidated Interest Expense" means, with respect to any Four-Quarter Period ending on the date of computation thereof, the gross interest expense of the Borrower and its Consolidated Entities, including without limitation (i) the current amortized portion of debt discounts to the extent included in gross interest expense, (ii) the current amortized portion of all fees (including fees payable in respect of any Rate Hedging Obligation) payable in connection with the incurrence of Indebtedness to the extent included in gross interest expense, (iii) the portion of any payments made in connection with Capital Leases allocable to interest expense, and (iv) lease payments, other than the Headquarters Obligations and Hospitals Obligations, made pursuant to the Headquarters Lease and Hospitals Lease, respectively, all determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Net Income" of the Borrower for any period means the net income (or loss) of the Borrower and its Consolidated Entities for such period determined on a consolidated basis in accordance with GAAP, without giving effect to dividends on any series of preferred stock of any Consolidated Entity, whether or not in cash, to the extent such consolidated net income was reduced thereby; provided that there shall be excluded from such net income (for all purposes, other than compliance with Section 8.1(a), to the extent otherwise included therein), without duplication, (i) the net income of any Person (other than a Consolidated Entity) to the extent that any such income has not actually been received by the Borrower or a Consolidated Entity in the form of dividends or similar distributions during such period, but including, in any event, net income of any Person who becomes a Consolidated Entity whose Acquisition is accounted for on a "pooling of interests" basis; (ii) except to the extent includable in the consolidated net income of the Borrower or a Consolidated Entity pursuant to the foregoing clause (i), the net income of any Person that accrued prior to the date that (a) such Person becomes a Consolidated Entity or is merged into or consolidated with a Consolidated Entity or
         (b) the assets of such Person are acquired by the Borrower or a Consolidated Entity; (iii)the net income of any Consolidated Entity to the extent that the declaration or payment of dividends or similar distributions by such Consolidated Entity of that income is not permitted by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that Consolidated Entity during such period;
         (iv) any gain (or loss), together with any related provisions for taxes on any such gain, realized during such period by the Borrower or its Consolidated Entities upon (a) the acquisition of any securities, or the extinguishment of any Indebtedness, of the Borrower or its Consolidated Entities or (b) any asset sale by the referent Person or any of its Subsidiaries; (v) any extraordinary gain (or extraordinary loss), together with any related provision for taxes or tax benefit resulting from any such extraordinary gain or loss, realized by the Borrower or its Consolidated Entities during such period; and (vi) in the case of a successor to any Person by consolidation, merger or transfer of its assets, any earnings of the successor prior to such merger, consolidation or transfer of assets.

                  "Consolidated Net Worth" of the Borrower as of any date means the Consolidated Stockholders' Equity (including any preferred stock that is classified as equity under GAAP, other than Disqualified Stock) of the Borrower and its Consolidated Entities (excluding any equity adjustment for foreign currency translation for any period subsequent to the Closing Date) on a consolidated basis at such date, as determined in accordance with GAAP, less all write-ups subsequent to the Closing Date in the book value of any asset owned by the Borrower or any of its Consolidated Entities.

                  "Consolidated Stockholders' Equity" means at any time as at which the amount thereof is to be determined, the sum of the following amounts in respect of the Borrower and the Consolidated Entities: (i) the par or stated value of all Capital Stock of the Borrower, (ii) retained earnings, (iii) additional paid in capital, (iv) capital surplus and (v) earned surplus minus treasury stock.

                   "Consolidated Tangible Net Assets" means, as of any date on which the amount thereof is determined, Consolidated Total Assets minus (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) (i) all reserves (other than contingency reserves not allocated to any particular purpose), including without limitation reserves for depreciation, depletion, amortization, obsolescence, deferred income taxes, insurance and inventory valuation, and (ii) the net book value of all assets which would be treated as intangible assets, such as (without limitation) goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), capitalized expenses, unamortized debt discount and expense, consignment inventory rights, patents, trademarks, trade names, copyrights, franchises and licenses, all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Tangible Net Worth" means, as of any date on which the amount thereof is to be determined, Consolidated Stockholders' Equity minus (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) (i) all reserves (other than contingency reserves not allocated to any particular purpose), including without limitation reserves for depreciation, depletion, amortization, obsolescence, deferred income taxes, insurance and inventory valuation, and (ii) the net book value of all assets which would be treated as intangible assets, such as (without limitation) goodwill (whether representing the excess of cost over book value of assets acquired or otherwise), capitalized expenses, unamortized debt discount and expense, consignment inventory rights, patents, trademarks, trade names, copyrights, franchises and licenses, all as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Assets" means, as of any date on which the amount thereof is to be determined, the net book value of all assets of the Borrower and its Consolidated Entities as determined on a consolidated basis in accordance with GAAP applied on a Consistent Basis.

                  "Consolidated Total Capital" means, as of any date on which the amount thereof is to be determined, the sum of Consolidated Indebtedness plus Consolidated Stockholders' Equity of the Borrower and its Consolidated Entities.

                  "Continue", "Continuation", and "Continued" shall refer to the continuation pursuant to Section 2.9 hereof of a Eurodollar Rate Loan as a Eurodollar Rate Loan from one Interest Period to the next Interest Period.

                  "Contract Provider" means any Person who provides professional health care services under or pursuant to any contract with the Borrower or any Subsidiary.

                  "Controlled Investment Affiliate" of any specified Person, means any other Person that (i) directly or indirectly through one or more intermediaries is in control of, is controlled by, or is under common control with, such specified Person and (ii) is organized by such specified Person primarily for the purpose of making equity or debt investments in one or more companies. For purposes of this definition, "control" of a Person means the power, directly or indirectly, to direct or cause the direction of the management and policies of such Person, whether through ownership of Voting Stock, by contract or otherwise.

                  "Controlled Partnership" means a general partnership of which the Borrower or a Subsidiary is a general partner, or a limited partnership whose general partners include the Borrower or a Subsidiary (but not including Vanderbilt), or a limited liability company whose members include the Borrower or a Subsidiary or another Controlled Partnership, which partnership, whether general or limited, or limited liability company has assets with a value in excess of $2,000.00, and with respect to which partnership or limited liability company the Borrower or a Subsidiary is entitled to receive not less than 50% of any distributions of cash made to the partners or members thereof, other than any preferred cash distribution arrangement in existence at the Closing Date as set forth on Schedule 1.1(a) hereto, or approved by the Required Lenders in writing, or which is otherwise a Consolidated Entity.

                  "Convert", "Conversion" and "Converted" refers to a conversion pursuant to Section 2.9 or Article IV of one Type of Loan into another Type of Loan.

                  "Convertible Subordinated Debentures" means the 3.25% Convertible Subordinated Debentures due 2003 issued by the Borrower, as the same may be amended, supplemented, waived or otherwise modified from time to time.

                  "Cost of Acquisition" means in respect of any Acquisition, the sum of (i) the amount of cash paid by the Borrower and its Consolidated Entities in connection with such Acquisition, (ii) the Fair Market Value of all Capital Stock or other ownership interests of the Borrower or any Consolidated Entity issued or given in connection with such Acquisition, (iii) the amount (determined by using the face amount or the amount payable at maturity, whichever is greater) of all Indebtedness incurred, assumed or acquired in connection with such Acquisition, (iv) all additional purchase price amounts in the form of earnouts and other contingent obligations that should be recorded on the financial statements of the Borrower and its Consolidated Entities in connection with Generally Accepted Accounting Principles, (v) all amounts paid in respect of covenants not to compete, consulting agreements and other affiliated contracts in connection with such Acquisition and (vi) the aggregate fair market value of all other consideration given by the Borrower and its Consolidated Entities in connection with such Acquisition.

                  "Default" means any event or condition which, with the giving or receipt of notice or lapse of time or both, would constitute an Event of Default.

                  "Default Rate" means (i) with respect to each Eurodollar Rate Loan, until the end of the Interest Period applicable thereto, a rate of two percent (2%) above the Eurodollar Rate applicable to such Loan plus the Applicable Margin applicable to Eurodollar Loans, and thereafter at a rate of interest per annum which shall be two percent (2%) above the Base Rate plus the Applicable Margin applicable to Base Rate Loans, (ii) with respect to Base Rate Loans, at a rate of interest per annum which shall be two percent (2%) above the Base Rate plus the Applicable Margin applicable to Base Rate Loans and (iii) in any case, the maximum rate permitted by applicable law, if lower.

                  "Disqualified Stock" means any Capital Stock that, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the Revolving Credit Termination Date or the Facility Extension Loan Termination Date, if applicable.

                  "Dollars" and the symbol "$" mean dollars constituting legal tender for the payment of public and private debts in the United States of America.

                  "Eligible Assignee" means (i) a Lender, (ii) an affiliate of a Lender, (iii) any Controlled Investment Affiliate of a Lender, and (iv) any other Person approved by the Administrative Agent and, unless an Event of Default has occurred and is continuing at the time any assignment is effected in accordance with Section 11.1, the Borrower, such approval not to be unreasonably withheld or delayed by the Borrower or the Administrative Agent and such approval to be deemed given by the Borrower if no objection is received by the assigning Lender and the Administrative Agent from the Borrower within two Business Days after written notice of such proposed assignment has been provided by the assigning Lender to the Borrower; provided, however, that neither the Borrower nor an affiliate of the Borrower shall qualify as an Eligible Assignee.

                  "Employee Benefit Plan" means any employee benefit plan within the meaning of Section 3(3) of ERISA which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Environmental Laws" means any federal, state or local statute, law, ordinance, code, rule, regulation, order, decree, permit or license regulating, relating to, or imposing liability or standards of conduct concerning any environmental matters or conditions, environmental protection or conservation, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended; the Superfund Amendments and Reauthorization Act of 1986, the Resource Conservation and Recovery Act, as amended; the Toxic Substances Control Act, as amended; the Clean Air Act, as amended; the Clean Water Act, as amended; together with all regulations promulgated thereunder, and any other "Superfund" or "Superlien" law.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and any successor statute and all rules and regulations promulgated thereunder.

                  "ERISA Affiliate", as applied to the Borrower, means any Person or trade or business which is a member of a group which is under common control with the Borrower, who together with the Borrower, is treated as a single employer within the meaning of Section 414(b) and
         (c) of the Code.

                  "Eurodollar Rate" means the interest rate per annum calculated according to the following formula:

                    Eurodollar Rate = Interbank Offered Rate
                                      ----------------------
                                     (1- Reserve Requirement)

                  "Eurodollar Rate Loan" means a Loan for which the rate of interest is determined by reference to the Eurodollar Rate.

                  "Event of Default" means any of the occurrences set forth as such in Section 9. 1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

                  "Executive Officer" means any Person who from time to time holds the offices with Borrower listed on Exhibit J.

                  "Facility" means an inpatient or outpatient rehabilitation facility, certified outpatient rehabilitation facility, skilled nursing facility, specialty medical center, specialty orthopedic hospital or acute care hospital, subacute inpatient facility, transitional living center, medical office building, outpatient surgery center or outpatient diagnostic center with all buildings and improvements associated therewith, that is owned or leased or acquired (as permitted under Section 8.8), in whole or part, by the Borrower or a Subsidiary or any Controlled Partnership.

                  "Facility Extension Loan Termination Date" means the Facility Extension Maturity Date or such earlier date of termination of Lenders' obligations hereunder as may be determined pursuant to Section 9.1 upon the occurrence of an Event of Default, or such date on which the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all outstanding amounts under the Facility Extension Loans with all accrued and unpaid interest and fees thereon.

                  "Fair Market Value" means, with respect to any capital stock or other ownership interests issued or given by the Borrower or any Consolidated Entity in connection with an Acquisition, (i) in the case of capital stock that is Common Stock and such Common Stock is then designated as a national market system security by the National Association of Securities Dealers, Inc. ("NASD") or is listed on a national securities exchange, the average of the last reported bid and ask quotations or prices reported thereon for Common Stock or such other value as may be ascribed to the Common Stock in a definitive merger or acquisition agreement provided such value is determined according to customary methods for like transactions and is approved (to the extent required by Borrower's charter or bylaws) by the Borrower's board of directors or (ii) in the case of capital stock that is not Common Stock or in the event that Common Stock is not so designated by NASD or listed on such national exchange, or in the case of any other ownership interests, the determination of the fair market value thereof in good faith by a majority of disinterested members of the board of directors of the Borrower or such Consolidated Entity, in each case effective as of the close of business on the Business Day immediately preceding the closing date of such Acquisition.

                  "Federal Funds Rate" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and
         (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Administrative Agent (in its individual capacity) on such day on such transaction as shall be determined by the Administrative Agent.

                  "Fiscal Year" means, with respect to the Borrower, the twelve month fiscal period of the Borrower commencing on January 1 of each calendar year and ending on December 31 of each calendar year.

                  "Four-Quarter Period" means a period of four full consecutive fiscal quarters of the Borrower and its Subsidiaries, taken together as one accounting period.

                  "GAAP" or "Generally Accepted Accounting Principles" means generally accepted accounting principles, being those principles of accounting set forth in pronouncements of the Financial Accounting
         Standards  Board  or  the  American   Institute
         of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report.

                  "Governmental Authority" means any Federal, state, municipal, national or other governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

                  "Guarantee" means the guarantee, substantially in the form of Exhibit K, to which each Guarantor shall become a party.

                  "Guaranteed Obligations" of any Person means all guaranties (including guaranties of guaranties and guaranties of dividends and other monetary obligations), endorsements, assumptions and other contingent obligations with respect to, or to purchase or to otherwise pay or acquire, Indebtedness of others; provided, however, that such term shall not include obligations under leases and other contracts initially incurred directly by another Person and subsequently directly assumed by the Person in question, but such term shall include obligations that, if the same had been initially incurred directly by the Person in question, would have constituted Guaranteed Obligations.

                  "Guarantor" means any Subsidiary of the Borrower that directly or indirectly guarantees any Indebtedness of the Borrower and becomes a party to the Guarantee.

                  "Hazardous Material" means and includes any pollutant, contaminant, or hazardous, toxic or dangerous waste, substance or material (including without limitation petroleum products, asbestos-containing materials, and lead), the generation, handling, storage, disposal, treatment or emission of which is subject to any Environmental Law.

                  "HCFA"  means  the  United   States   Health  Care   Financing
         Administration and any successor thereto.

                  "Headquarters Lease" means the Amended and Restated Lease Agreement dated as of October 31, 2000, between First Security Bank, National Association, a national banking association, not individually, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 1995-1, as Lessor and HEALTHSOUTH Holdings, Inc., a Delaware
         corporation, as Lessee, as such Lease Agreement may be amended, modified, supplemented or restated in its entirety from time to time.

                  "Headquarters  Obligations"  means all of the Holder  Advances
         and  Loans,   as  each  such  term  is  defined  in  the   Headquarters
         Participation Agreement.

                  "Headquarters Participation Agreement" means the Amended and Restated Participation Agreement dated as of October 31, 2000 by and among HEALTHSOUTH HOLDINGS, INC., as Lessee, FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, except as expressly stated herein, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust

         1995-1, THE CHASE MANHATTAN BANK, as Documentation Agent; UBS WARBURG LLC and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers; DEUTSCHE BANK AG NEW YORK BRANCH, as Syndication Agent; UBS AG,
         Stamford Branch, as Administrative Agent for the Lenders and the Holders; UBS AG, Stamford Branch, and the various other banks and lending institutions which are parties thereto from time to time as Holders, and UBS AG, Stamford Branch and the various other banks and lending institutions which are parties thereto from time to time as Lenders, as such Headquarters Participation Agreement may be amended, modified, supplemented or restated in its entirety from time to time.

                  "Hospitals Lease" means the Lease Agreement dated as of October 31, 2000, between First Security Bank, a national banking association, not individually, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 2000-1, as Lessor, and HEALTHSOUTH Corporation, a Delaware corporation, as Lessee, as such Lease Agreement may be amended, modified, supplemented or restated in its entirety from time to time.

                  "Hospitals Obligations" means all of the Holder Advances and Loans, as each such term is defined in the Hospitals Participation Agreement.

                  "Hospitals Participation Agreement" means the Participation Agreement dated as of October 31, 2000 by and among HEALTHSOUTH Corporation., as Lessee, FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually, except as expressly stated therein, but solely as Owner Trustee under the HEALTHSOUTH Corporation Trust 2000-1, THE CHASE MANHATTAN BANK, as Documentation Agent; UBS WARBURG LLC and DEUTSCHE BANK SECURITIES, INC., as Joint Lead Arrangers; DEUTSCHE BANK AG NEW YORK BRANCH, as Syndication Agent; UBS AG, Stamford Branch, as Administrative Agent for the Lenders and the Holders; UBS AG, Stamford Branch, and the various other banks and lending institutions which are parties thereto from time to time as Holders, and UBS AG, Stamford Branch and the various other banks and lending institutions which are parties thereto from time to time as Lenders, as such Hospitals Participation Agreement may be amended, modified, supplemented or restated in its entirety from time to time.

                  "Indebtedness" of any Person at any date means, without duplication: (i) all indebtedness of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof); (ii) all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments; (iii) all obligations (contingent or otherwise) of such Person in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto); (iv) all obligations of such Person with respect to Rate Hedging Obligations (excluding, for all purposes of this Agreement other than Section 9.1(e), those that fix the interest rate on variable rate indebtedness otherwise permitted hereunder or that protect the Borrower and or its Consolidated Entities against changes in foreign exchange rates); (v) obligations of such Person to pay the deferred and unpaid purchase price of property or services, except trade payables and accrued expenses incurred in the ordinary course of business; (vi) all Capitalized Lease Obligations of such Person; (vii) all indebtedness of others secured by a Lien on any assets of such Person, whether or not such indebtedness is assumed by such Person; (viii) all Guaranteed Obligations; (ix) the Headquarters Obligations and the Hospitals
         Obligations; and (x) all obligations of a like nature to those described in clauses (i) through (ix) above of a partnership of which such Person is a general partner or of a limited liability company of which such Person is a member. The amount of Indebtedness of any Person at any date shall be the outstanding balance at such date of all unconditional obligations as described above, the maximum liability of such Person for any such contingent obligations at such date and, in the case of clause (vii), the amount of the Indebtedness secured.

                  "Interbank Offered Rate" means, for any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest one-one hundredth (1/100) of one percent) appearing on Dow Jones Telerate Page 3750 (or any successor page) as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period. If for any reason, as determined by the Administrative Agent, such rate is not available, the term "Interbank Offered Rate" means, for any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate per annum (rounded upwards, if necessary, to the nearest 1 /100 of 1 %) appearing on Reuters Screen LIBO Page as the London interbank offered rate for deposits in Dollars at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, however, if more than one rate is specified on Reuters Screen LIBO Page, the applicable rate shall be the arithmetic mean of all such rates (rounded upwards, if necessary, to the nearest 1/100 of 1%).

                  "Interest Period" means, with respect to any Eurodollar Rate Loan, each period commencing on the date such Eurodollar Rate Loan is made or Converted from a Loan of another Type or the last day of the next preceding Interest Period for such Loan and ending on the numerically corresponding day in the first, second, third or sixth calendar month thereafter, as the Borrower may select as provided in
         Section 2.3, except that each Interest Period that commences on the last Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Business Day of the appropriate subsequent calendar month. Notwithstanding the foregoing: (i) if any Interest Period for any Eurodollar Rate Loan would otherwise end after the Revolving Credit Termination Date (with respect to Revolving Credit Loans) or the Facility Extension Loan Termination Date (with respect to Facility Extension Loans), such Interest Period shall end on the Revolving Credit Termination Date or the Facility Extension Loan Termination Date, as applicable; (ii) each Interest Period that would otherwise end on a day which is not a Business Day shall end on the next succeeding Business Day (or, in the case of an Interest Period for a Eurodollar Rate Loan, if such next succeeding Business Day falls in the next succeeding calendar month, on the next preceding Business
         Day); and (iii) notwithstanding clauses (i) and (ii) above, no Interest Period for any Loan shall have a duration of less than one month (in the case of a Eurodollar Rate Loan) and, if the Interest Period for any Eurodollar Rate Loan would otherwise be a shorter period, such Loan shall not be available hereunder for such period.

                  "Interest Rate Selection Notice" means the written notice delivered by an Authorized Representative in connection with the election of a subsequent Interest Period for any Eurodollar Rate Loan or the Conversion of any Eurodollar Rate Loan into a Base Rate Loan or the Conversion of any Base Rate Loan into a Eurodollar Rate Loan, substantially in the form of Exhibit E.

                  "Issuing Bank" means UBS AG, Stamford Branch, as issuer of Letters of Credit under Article III.

                  "LC Account Agreement" means the LC Account Agreement dated as of the date hereof among the Borrower, the Administrative Agent and the Lenders, as amended, modified or supplemented from time to time.

                  "Lender Addendum" means, with respect to any initial Lender, a Lender Addendum, substantially in the form of Exhibit A, to be executed and delivered by such Lender on the Closing Date as provided in Section 11.17.

                  "Letter of Credit" means a standby letter of credit issued by the Issuing Bank pursuant to Article III for the account of the Borrower in favor of a Person advancing credit or securing an obligation on behalf of the Borrower.

                  "Letter of Credit Commitment" means, with respect to each Lender, the obligation of such Lender to acquire Participations in respect of Letters of Credit and Reimbursement Obligations up to an
         aggregate amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Letter of Credit Commitment as the same may be increased or decreased from time to time pursuant to this Agreement.

                  "Letter of Credit Facility"  means, the facility  described in
         Article III providing for the issuance by the Issuing Bank for the account of the Borrower of Letters of Credit in an aggregate stated amount at any time outstanding not exceeding, together with all Reimbursement Obligations, the Total Letter of Credit Commitment.

                  "Letter of Credit Outstandings" means, as of any date of determination, the aggregate amount remaining undrawn under all Letters of Credit plus Reimbursement Obligations then outstanding.

                  "Lien" means any interest in property securing any obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt or a lease, consignment or bailment for security purposes. For the purposes of this Agreement, the Borrower and any Subsidiary shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement, financing lease, or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

                  "Loan" or "Loans" means any Revolving Credit Loans, Reimbursement Obligations and Letter of Credit Outstandings and all extensions and renewals thereof, including, if applicable and without limitation, any Facility Extension Loans.

                  "Loan Documents" means this Agreement, the Notes, the LC Account Agreement, the Applications and Agreements for Letter of Credit and all other instruments and documents heretofore or hereafter executed or delivered to or in favor of any Lender or the Administrative Agent in connection with the Loans made, Letters of Credit issued and transactions contemplated under this Agreement, as the same may be amended, supplemented or replaced from time to time.

                  "Material  Adverse Effect" means a material  adverse effect on
         (i) the business, properties, operations, condition or prospects, financial or otherwise, of the Borrower and its Consolidated Entities, taken as a whole, (ii) the ability of the Borrower to pay or perform its obligations, liabilities and indebtedness under the Loan Documents as such payment or performance becomes due in accordance with the terms thereof, or (iii) the rights, powers and remedies of the Administrative Agent or any Lender under any Loan Document or the validity, legality or enforceability thereof (including for purposes of clauses (ii) and (iii) the imposition of burdensome conditions thereon).

                  "Material Group" means, at any time, any group, whether one or more, or combination of Consolidated Entities (a) whose assets, in the aggregate, constitute 5% or more of the assets of the Borrower and the Consolidated Entities on a consolidated basis or (b) whose net revenues, in the aggregate, constitute 5% or more of the net revenues of the Borrower and the Consolidated Entities on a consolidated basis.

                  "Medicaid Certification" means certification by HCFA or a state agency or entity under contract with HCFA that a health care operation is in compliance with all the conditions of participation set forth in the Medicaid Regulations.

                  "Medicaid Provider Agreement" means an agreement entered into between a state agency or other entity administering the Medicaid program and a health care operation under which the health care operation agrees to provide services for Medicaid patients in accordance with the terms of the agreement and Medicaid Regulations.

                  "Medicaid Regulations" means, collectively, (i) all federal statutes (whether set forth in Title XIX of the Social Security Act or elsewhere) affecting the medical assistance program established by Title XIX of the Social Security Act and any statutes succeeding thereto; (ii) all applicable provisions of all federal rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (i) above and all federal administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (i) above; (iii) all state statutes and plans for medical assistance enacted in connection with the statutes and provisions described in clauses (i) and (ii) above; and (iv) all applicable provisions of all rules, regulations, manuals and orders of all Governmental Authorities promulgated pursuant to or in connection with the statutes described in clause (iii) above and all state administrative, reimbursement and other guidelines of all Governmental Authorities having the force of law promulgated pursuant to or in connection with the statutes described in clause (ii) above, in each case as may be amended, supplemented or otherwise modified from time to time.

                  "Medicare Certification" means certification by HCFA or a state agency or entity under contract with HCFA that a health care operation is in compliance with all the conditions of participation set forth in the Medicare Regulations.

                  "Medicare Provider Agreement" means an agreement entered into between a state agency or other entity administering the Medicare program and a health care operation under which the health care operation agrees to provide services for Medicare patients in accordance with the terms of the agreement and Medicare Regulations.

                  "Medicare Regulations" means, collectively, all federal statutes (whether set forth in Title XVIII of the Social Security Act or elsewhere) affecting the health insurance program for the aged and disabled established by Title XVIII of the Social Security Act and any statutes succeeding thereto; together with all applicable provisions of all rules, regulations, manuals and orders and administrative, reimbursement and other guidelines having the force of law of all Governmental Authorities (including without limitation, Health and Human Services ("HHS"), HCFA, the Office of the Inspector General for HHS, or any Person succeeding to the functions of any of the foregoing) promulgated pursuant to or in connection with any of the foregoing having the force of law, as each may be amended, supplemented or otherwise modified from time to time.

                  "Moody's" means Moody's Investors Service, Inc.

                  "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which the Borrower or any ERISA
         Affiliate is making, or is accruing an obligation to make, contributions or has made, or been obligated to make, contributions within the preceding six (6) Fiscal Years.

                   "1999 10-K" means the Borrower's Annual Report on Form 10-K for the Fiscal Year Ended December 31, 1999

                  "Notes" means, the promissory notes of the Borrower evidencing the Loans executed and delivered to the Lenders as provided in Section 2.6, substantially in the form of Exhibit F, with appropriate insertions as to amounts, dates and names of Lenders.

                  "Obligations" means the obligations, liabilities and Indebtedness of the Borrower with respect to (i) the principal and interest on the Loans, (ii) the Reimbursement Obligations and otherwise in respect of the Letters of Credit, (iii) all liabilities of the Borrower to any Lender which arise under a Swap Agreement, and (iv) the payment and performance of all other obligations, liabilities and Indebtedness of the Borrower to the Lenders or the Administrative Agent hereunder, under any one or more of the other Loan Documents or with respect to the Loans.

                  "Participation" means, with respect to any Lender (other than the Issuing Bank) and a Letter of Credit, the extension of credit represented by the participation of such Lender hereunder in the liability of the Issuing Bank in respect of a Letter of Credit issued by the Issuing Bank in accordance with the terms hereof.

                  "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

                  "Pension Plan" means any employee pension benefit plan within the meaning of Section 3(2) of ERISA, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (i) is maintained for employees of the Borrower or any of its ERISA Affiliates or is assumed by the Borrower or any of its ERISA Affiliates in connection with any Acquisition or (ii) has at any time been maintained for the employees of the Borrower or any current or former ERISA Affiliate.

                  "Permitted Encumbrances" means:

                  (1) liens for taxes, assessments and other governmental charges that are not delinquent or that are being contested in good faith by appropriate proceedings duly pursued;

                  (2) mechanic's, materialmen's, contractor's, landlord's or other similar liens arising in the ordinary course of business, securing obligations that are not delinquent or that are being contested in good faith by appropriate proceedings duly pursued;

                  (3) restrictions, exceptions, reservations, easements, conditions, limitations and other matters of record that do not materially adversely affect the value or utility of the affected property;

                  (4) Liens on assets securing Indebtedness the proceeds of which are used to acquire such assets;

                  (5) Liens and other matters approved in writing by the Required Lenders; and

                  (6) Liens in favor of landlords, the amount secured by which landlords' Liens, in the aggregate, would not materially adversely affect the Borrower or a Material Group.

                  "Permitted Investments" means:

                  (1) direct obligations of, or obligations the payment of which is guaranteed by, the United States of America or an interest in any trust or fund that invests solely in such obligations or repurchase agreements, properly secured, with respect to such obligations.

                  (2) direct obligations of agencies or instrumentalities of the United States of America having a rating of A or higher by S&P or A2 or higher by Moody's;

                  (3) a certificate of deposit issued by, or other interest-bearing deposits with, a bank which is a Lender or an affiliate of a Lender, or a bank having its principal place of business in the United States of America and having equity capital of not less than $250,000,000;

                  (4) a certificate of deposit issued by, or other interest-bearing deposits with, any other bank organized under the laws of the United States of America or any state thereof, provided that such deposit is either (i) insured by the Federal Deposit Insurance Corporation or (ii) properly secured by such bank by pledging direct obligations of the United States of America having a market value not less than the face amount of such deposits;

                  (5) the capital  stock of and  partnership  interests  in, and
         loans  made  by  the   Borrower   to,   Controlled   Partnerships   and
         Subsidiaries;

                  (6) prime commercial paper maturing within 270 days of the acquisition thereof and, at the time of acquisition, having a rating of A-1 or higher by S&P, or P-1 or higher by Moody's;

                  (7) eligible banker's acceptances, repurchase agreements and tax-exempt municipal bonds having a maturity of less than one year, in each case having a rating, or that is the full recourse obligation of a person whose senior debt is rated, A or higher by S&P or A2 or higher by Moody's;

                  (8) loans made by the Borrower or a Consolidated Entity in an aggregate amount of $2,000,000 or less to employees of the Borrower or of a Consolidated Entity;

                  (9) loans made by the Borrower or a Controlled Partnership in an aggregate amount of $1,000,000 or less to limited partners (or potential limited partners) of Controlled Partnerships for the purpose of enabling such limited partners to acquire limited partnership interests in Controlled Partnerships, to operate their practices or to restructure partnership interests;

                  (10) loans in an aggregate amount of up to $20,000,000 made by the Borrower to the HEALTHSOUTH Employee Stock Benefit Plan;

                  (11) scholarship loans made by the Borrower in an aggregate amount not exceeding $1,000,000 to individuals who meet certain eligibility requirements as established by the Borrower from time to time;

                  (12) up to 100% of the outstanding shares of stock of Caretenders Healthcorp (formerly known as Senior Services, Inc.) provided that aggregate costs incurred to purchase such shares shall not exceed $12,000,000;

                  (13) other investments of less than $5,000,000 in the aggregate expressly approved in writing by the Administrative Agent and investments of $5,000,000 or greater expressly approved in writing by the Required Lenders;

                  (14) any other investment having a rating of A or higher or A-1 or higher by S&P or A2 or higher or P-1 or higher by Moody's;

                  (15) loans to health care practitioners and other persons not to exceed in the aggregate $5,000,000;

                  (16) investments in Acacia Venture Partners, HEALTHSMART, Caremark Rx, Inc. and Austin Medical Office Building which in the aggregate do not exceed $5,000,000; and

                  (17) additional investments existing on the Closing Date and described in Exhibit G.

                  "Person"  means  an  individual,   partnership,   corporation,
         limited liability company, trust, unincorporated organization, association, joint venture or a government or agency or political subdivision thereof.

                  "Prime Rate" means the per annum rate of interest established from time to time by the Administrative Agent as its prime rate, which rate may not be the lowest rate of interest charged by the Administrative Agent to its customers.

                  "Principal Office" means the office of the Administrative Agent at 677 Washington Boulevard, Stamford, Connecticut 06901,
         Attention: Jennifer Poccia, or such other office and address as the Administrative Agent may from time to time designate.

                  "Rate Hedging Obligations" means any and all obligations of the Borrower or any Consolidated Entity, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor), under (i) any and all agreements, devices or arrangements designed to protect the Borrower or such Consolidated Entity from the fluctuations of interest rates, exchange rates or forward rates applicable to such party's assets, liabilities or exchange transactions, including, but not limited to, Dollar-denominated or cross-currency interest rate exchange agreements, forward currency exchange agreements, interest rate cap or collar protection agreements, forward rate currency or interest rate options, puts, warrants and those commonly known as interest rate "swap" agreements; and (ii) any and all cancellations, buybacks, reversals, terminations or assignments of any of the foregoing.

                  "Rating" means the rating of senior unsecured Indebtedness of the Borrower in effect at any time which rating is made by either of Moody's or S&P.

                  "Regulation D" means Regulation D of the Board as the same may be amended or supplemented from time to time.

                  "Reimbursement Obligation" means, at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Issuing Bank and the Lenders to the extent of their respective Participations (including by the receipt by the Issuing Bank of proceeds of Loans pursuant to Section 3.2) for amounts theretofore paid by the Issuing Bank pursuant to a drawing under such Letter of Credit.

                  "Required Lenders" means, as of any date, Lenders on such date having Credit Exposures (as defined below) aggregating at least 51% of the aggregate Credit Exposures of all the Lenders on such date. For purposes of the preceding sentence, the amount of the "Credit Exposure" of each Lender shall be equal to the aggregate principal amount of the Loans, so long as there exists no Event of Default, owing to such Lender plus the aggregate unutilized amounts of such Lender's Revolving Credit Commitment plus the amount of such Lender's Applicable Commitment Percentage of Letter of Credit Outstandings; provided that, if any Lender shall have failed to pay to the Issuing Bank its Applicable Commitment Percentage of any drawing under any Letter of Credit resulting in an outstanding Reimbursement Obligation, such Lender's Credit Exposure attributable to Letters of Credit and Reimbursement Obligations shall be deemed to be held by the Issuing Bank for purposes of this definition.

                  "Reserve Requirement" means, at any time, the maximum rate at which reserves (including, without limitation, any marginal, special, supplemental, or emergency reserves) are required to be maintained under regulations issued from time to time by the Board by member banks of the Federal Reserve System (or any successor) by member banks of the Federal Reserve System against "Eurocurrency liabilities" (as such term is used in Regulation D). Without limiting the effect of the foregoing, the Reserve Requirement shall reflect any other reserves required to be maintained by such member banks with respect to (i) any category of liabilities which includes deposits by reference to which the Eurodollar Rate is to be determined, or (ii) any category of extensions of credit or other assets which include Eurodollar Rate Loans. The Eurodollar Rate shall be adjusted automatically on and as of the effective date of any change in the Reserve Requirement.

                  "Restricted Payment" means (a) any dividend or other distribution, direct or indirect, on account of any shares of any class of stock of Borrower or any of its Consolidated Entities (other than those payable or distributable solely to the Borrower) now or hereafter outstanding, except a dividend payable solely in shares of a class of stock to the holders of that class; (b) any redemption, conversion, exchange, retirement or similar payment, purchase or other acquisition for value, direct or indirect, of any shares of any class of stock of the Borrower or any of its Consolidated Entities (other than those payable or distributable solely to the Borrower) now or hereafter outstanding; (c) any payment made to retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire shares of any class of stock of the Borrower or any of its Consolidated Entities now or hereafter outstanding; (d) any issuance and sale of capital stock of any Consolidated Entity of the Borrower (or any option, warrant or right to acquire such stock) other than to the Borrower; and (e) any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntary or optional defeasance of any Subordinated Debt, including, without limitation, the New Senior Subordinated Notes and the Convertible Subordinated
         Debentures, or the segregation of funds for any such payment, prepayment, repurchase, redemption or defeasance.

                  "Revolving Credit Commitment" means, with respect to each Lender, the obligation of such Lender to make Revolving Credit Loans to the Borrower up to an aggregate principal amount at any one time outstanding equal to such Lender's Applicable Commitment Percentage of the Total Revolving Credit Commitment.

                  "Revolving  Credit  Facility" means the facility  described in
         Article II providing for Loans to the Borrower by the Lenders in the aggregate principal amount of the Total Revolving Credit Commitment.

                  "Revolving Credit Loan" means any borrowing pursuant to an Advance provided for by Section 2.1, which may be Base Rate Loans or Eurodollar Rate Loans.

                  "Revolving Credit Outstandings" means, as of any date of determination, the aggregate principal amount of all Revolving Credit Loans then outstanding.

                  "Revolving Credit Termination Date" means (i) the Stated Termination Date or (ii) such earlier date of termination of Lenders' obligations hereunder as may be determined pursuant to Section 9.1 upon the occurrence of an Event of Default, or (iii) such date on which the Borrower may voluntarily and permanently terminate the Revolving Credit Facility by payment in full of all Revolving Credit Outstandings and all Letter of Credit Outstandings and cancellation of all Letters of Credit, together with all accrued and unpaid interest and fees thereon.

                  "S&P" means Standard & Poor's Rating Group, a division of The McGraw Hill Companies.

                  "Senior Debt" means (i) the Obligations and (ii) all obligations of the Borrower and its Subsidiaries, now or hereafter existing under the Credit Agreement dated as of June 23, 1998 by and among the Borrower, as borrower, Nationsbank National Association, as Administrative Agent and Arranger, J.P. Morgan Securities Inc., Deutsche Bank AG and Scotiabanc, Inc., as Syndication Agents and Co-Arrangers, and the other lenders party thereto from time to time, as amended and in effect from time to time.

                  "Single Employer Plan" means any employee pension benefit plan covered by Title IV of ERISA in respect of which the Borrower or any Subsidiary is an "employer" as described in Section 4001(b) of ERISA and which is not a Multiemployer Plan.

                  "Solvent" means, when used with respect to any Person, that at the time of determination:

                  (i) the fair value of its assets (both at fair valuation and at present fair saleable value on an orderly basis) is in excess of the total amount of its liabilities, including contingent obligations; and

                  (ii) it is then able and expects to be able to pay its debts as they mature; and

                  (iii) it has capital sufficient to carry on its business as conducted and as proposed to be conducted.

                  "Stated Termination Date" means October 30, 2001.

                  "Subordinated  Debt" means any unsecured  Indebtedness  of the
         Borrower or any Consolidated Entity (other than inter-company Indebtedness) which is subordinated in right of payment in all respects to the Senior Debt in a manner reasonably acceptable to the Administrative Agent.

                  "Subsidiary" means any corporation or other entity in which more than 50% of its outstanding Voting Stock or more than 50% of all equity interests is owned directly or indirectly by the Borrower and/or by one or more of the Borrower's Subsidiaries.

                  "Swap Agreement" means one or more agreements between the Borrower and any Person with respect to any Indebtedness under the Loan Documents, on terms mutually acceptable to Borrower and such Person and approved by each of the Lenders, which agreements create Rate Hedging Obligations; provided, however, that no such approval of the Lenders shall be required to the extent such agreements are entered into between the Borrower and any Lender.

                   "Termination Event" means: (i) a "Reportable Event" described in Section 4043 of ERISA and the regulations issued thereunder (unless the notice requirement has been waived by applicable regulation); or
         (ii) the withdrawal of the Borrower or any ERISA Affiliate from a Pension Plan during a plan year in which it was a "substantial employer" as defined in Section 4001 (a)(2) of ERISA or was deemed such under Section 4062(e) of ERISA; or (iii) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
         Section 4041 of ERISA; or (iv) the institution of proceedings to terminate a Pension Plan by the PBGC; or (v) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; or (vi) the partial or complete withdrawal of the Borrower or any ERISA Affiliate from a Multiemployer Plan; or (vii) the imposition of a Lien pursuant to Section 412 of the Code or Section 302 of ERISA; or (viii) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Section 4241 or Section 4245 of ERISA, respectively; or (ix) any event or condition which results in the termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by the PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA.

                  "Total Letter of Credit Commitment" means an amount not to exceed $20,000,000.

                  "Total Revolving Credit Commitment" means a principal amount equal to $400,000,000, as reduced from time to time in accordance with
         Section 2.1(a) and Section 2.8.

                  "Unused Amount" means with respect to each Lender, (a) the Revolving Credit Commitment of such Lender less (b) such Lender's pro rata share of outstanding Revolving Credit Loans and Letter of Credit Outstandings; provided that in no event shall such amount be a negative number.

                  "Vanderbilt"   means  Vanderbilt   Stallworth   Rehabilitation
         Hospital, L.P., the partners of which are the Borrower, Vanderbilt University and Vanderbilt Health Services.

                  "Voting Stock" means shares of Capital Stock issued by a corporation, or equivalent interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

         (b) Other Defined Terms. The following terms shall have the meanings defined for such terms in the Sections set forth below:

                  Term                                           Section
                  -----                                           -------

                  Administrative Agent                           Preamble
                  Affected Loans                                 4.4
                  Affected Type                                  4.4
                  Compliance Certificate                         7.1(c)
                  Contractual Obligation                         6.2(c)
                  Eurodollar Margin                              2.2(c)(ii)(C)
                  Event of Default                               9.1
                  Facility Extension Loan                        2.2(b)
                  Facility Extension Loan Maturity Date          2.2(b)
                  Facility Extension Notice                      2.2(a)
                  Indemnified Parties                            11.12
                  Indemnified Liabilities                        11.12
                  New Senior Subordinated Notes                  5.1(c)
                  Notice of Default                              10.3
                  Other Taxes                                    4.6(b)
                  Pro Forma Financial Statements                 6.6(d)
                  Refinancing                                    5.1(c)
                  Register                                       11.1(b)
                  Related LC Documents                           3.2(i)
                  Requirement of Law                             6.2(b)
                  Taxes                                          4.6(a)

                  1.2. Rules of Interpretation.

                  (a) All accounting terms not specifically defined herein shall have the meanings assigned to such terms and shall be interpreted in accordance with GAAP applied on a Consistent Basis.

                  (b) The headings, subheadings and table of contents used herein or in any other Loan Document are solely for convenience of reference and shall not constitute a part of any such document or affect the meaning, construction or effect of any provision thereof.

                  (c) Except as otherwise expressly provided, references herein to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules are references to articles, sections, paragraphs, clauses, annexes, appendices, exhibits and schedules in or to this Agreement.

                  (d) All definitions set forth herein or in any other Loan Document shall apply to the singular as well as the plural form of such defined term, and all references to the masculine gender shall include reference to the feminine or neuter gender, and vice versa, as the context may require.

                  (e) When used herein or in any other Loan Document, words such as "hereunder", "hereto", "hereof" and "herein" and other words of like import shall, unless the context clearly indicates to the contrary, refer to the whole of the applicable document and not to any particular article, section, subsection, paragraph or clause thereof.

                  (f) References to "including" means including without limiting the generality of any description preceding such term, and for purposes hereof the rule of ejusdem generis shall not be applicable to limit a general statement, followed by or referable to an enumeration of specific matters, to matters similar to those specifically mentioned.

                  (g) All dates and times of day specified herein shall refer to such dates and times at New York, New York.

                  (h) Each of the parties to the Loan Documents and their counsel have reviewed and revised, or requested (or had the opportunity to request) revisions to, the Loan Documents, and any rule of construction that ambiguities are to be resolved against the drafting party shall be inapplicable in the construing and interpretation of the Loan Documents and all exhibits, schedules and appendices thereto.

                  (i) Any reference to an officer of the Borrower or any other Person by reference to the title of such officer shall be deemed to refer to each other officer of such Person, however titled, exercising the same or substantially similar functions.

                  (j) All references to any agreement or document as amended, modified or supplemented, or words of similar effect, shall mean such document or agreement, as the case may be, as amended, modified or supplemented from time to time only as and to the extent permitted therein and in the Loan Documents.

                  1.3. Classes and Types of Loans. Loans hereunder are distinguished by Class and Type. The Class of a Loan refers to whether such Loan is a Revolving Credit Loan or a Facility Extension Loan. The "Type" of a Loan refers to whether such Loan is a Base Rate Loan or a Eurodollar Rate Loan, each of which constitutes a Type. Loans may be identified by both Class and Type.

                                   ARTICLE II

                                    The Loans

                  2.1.  Revolving Credit Loans.  (a) Commitment.  Subject to the
terms and conditions of this Agreement, each Lender severally agrees to make Advances to the Borrower under the Revolving Credit Facility from time to time from the Closing Date until the Revolving Credit Termination Date (such Advance by each Lender being made on a pro rata basis as to the total borrowing requested by the Borrower on any day determined by such Lender's Applicable Commitment Percentage), in an aggregate principal amount for each Lender up to but not exceeding the Revolving Credit Commitment of such Lender, provided, however, that (i) the Lenders will not be required and shall have no obligation to make any such Advance if the applicable conditions precedent thereto set forth in Article V have not been satisfied and (ii) immediately after giving effect to each such Advance, the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment. Within such limits, the Borrower may borrow, repay and reborrow under the Revolving Credit Facility on any Business Day from the Closing Date until, but (as to borrowings and reborrowings) not including, the Revolving Credit Termination Date; provided, however, that (y) no Revolving Credit Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Revolving Credit Termination Date and (z) each Revolving Credit Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.4, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.5.

                  (b) Amounts. The aggregate unpaid principal amount of the Revolving Credit Outstandings plus Letter of Credit Outstandings shall not exceed the Total Revolving Credit Commitment and, in the event there shall be outstanding any such excess, the Borrower shall immediately make such payments and prepayments as shall be necessary to comply with this restriction. Each Revolving Credit Loan hereunder, other than Base Rate Refunding Loans, and each Conversion under Section 2.9, shall be in an amount of at least $2,000,000, and, if greater than $2,000,000, an integral multiple of $500,000 with respect to Eurodollar Rate Loans and $100,000 with respect to Base Rate Loans.

                  (c) Advances. (i) An Authorized Representative shall give the Administrative Agent (1) at least three (3) Business Days' irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate
Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Credit Loan that is a Eurodollar Rate Loan (whether representing an additional borrowing hereunder or the Conversion of a borrowing hereunder from Base Rate Loans to Eurodollar Rate Loans) prior to 10:30 A.M. and
(2) irrevocable written notice by telefacsimile transmission of a Borrowing Notice or Interest Rate Selection Notice (as applicable) with appropriate insertions, effective upon receipt, of each Revolving Credit Loan (other than Base Rate Refunding Loans to the extent the same are effected without notice pursuant to Section 2.1(c)(iv)) that is a Base Rate Loan (whether representing an additional borrowing hereunder or the Conversion of borrowing hereunder from Eurodollar Rate Loans to Base Rate Loans) prior to 10:30 A.M. on the day of such proposed Revolving Credit Loan. Each such notice shall specify the amount of the borrowing, the Type of Loan (Base Rate or Eurodollar Rate), the date of borrowing and if a

Eurodollar Rate Loan the Interest Period to be used in the computation of interest. Notice of receipt of such Borrowing Notice or Interest Rate Selection Notice, as the case may be, together with the amount of each Lender's portion of an Advance requested thereunder, shall be provided by the Administrative Agent to each Lender by telefacsimile transmission with reasonable promptness, but (provided the Administrative Agent shall have received such notice by 10:30 A.M.) not later than 1:00 P.M. on the same day as the Administrative Agent's receipt of such notice.

                  (ii) Not later than 2:00 P.M. on the date specified for each borrowing under this Section 2.1, each Lender shall, pursuant to the terms and subject to the conditions of this Agreement, make the amount of the Loan or Loans to be made by it on such day available by wire transfer to the Administrative Agent in the amount of its pro rata share determined according to such Lender's Applicable Commitment Percentage of the Revolving Credit Loans to be made on such day. Such wire transfer shall be directed to the Administrative Agent at the Principal Office and shall be in the form of Dollars constituting immediately available funds. The amount so received by the Administrative Agent shall, subject to the terms and conditions of this Agreement, be made available to the Borrower by delivery of the proceeds thereof as shall be directed in the applicable Borrowing Notice by the Authorized Representative and reasonably acceptable to the Administrative Agent.

                  (iii) The Borrower shall have the option to elect the duration of the initial and any subsequent Interest Periods and to Convert the Revolving Credit Loans in accordance with Section 2.9. Eurodollar Rate Loans and Base Rate Loans may be outstanding at the same time; provided, however, there shall not be outstanding at any one time Revolving Credit Loans having more than eight (8) different Interest Periods. If the Administrative Agent does not receive a Borrowing Notice or an Interest Rate Selection Notice giving notice of election of the duration of an Interest Period or of Conversion of any Loan to or Continuation of a Loan as a Eurodollar Rate Loan by the time prescribed by
Section 2.1(c) or 2.9, the Borrower shall be deemed to have elected to Convert such Loan to (or Continue such Loan as) a Base Rate Loan until the Borrower notifies the Administrative Agent in accordance with Section 2.9.

                  (iv) Notwithstanding the foregoing, if a drawing is made under any Letter of Credit, such drawing is honored by the Issuing Bank prior to the Revolving Credit Termination Date, and the Borrower shall not immediately fully reimburse the Issuing Bank in respect of such drawing, (A) provided that the conditions to making a Revolving Credit Loan as herein provided shall then be satisfied, the Reimbursement Obligation arising from such drawing shall be paid to the Issuing Bank by the Administrative Agent without the requirement of notice to or from the Borrower from immediately available funds which shall be advanced as a Base Rate Refunding Loan by each Lender under the Revolving Credit Facility in an amount equal to such Lender's Applicable Commitment Percentage of such Reimbursement Obligation, and (B) if the conditions to making a Loan as herein provided shall not then be satisfied, each of the Lenders shall fund by payment to the Administrative Agent (for the benefit of the Issuing Bank) in immediately available funds the purchase from the Issuing Bank of their respective Participations in the related Reimbursement Obligation based on their respective Applicable Commitment Percentages. If a drawing is presented under any Letter of Credit in accordance with the terms thereof and the Borrower shall not immediately reimburse the Issuing Bank in respect thereof, then notice of such drawing or payment shall be provided promptly by the Issuing Bank to the

Administrative Agent and the Administrative Agent shall provide notice to each Lender by telephone or telefacsimile transmission. If notice to the Lenders of a drawing under any Letter of Credit is given by the Administrative Agent at or before 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 2:30 P.M. on the same Business Day. If notice to the Lenders of a drawing under a Letter of Credit is given by the Administrative Agent after 12:00 noon on any Business Day, each Lender shall, pursuant to the conditions specified in this
Section 2.1(c)(iv), either make a Base Rate Refunding Loan or fund the purchase of its Participation in the amount of such Lender's Applicable Commitment Percentage of such drawing or payment and shall pay such amount to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds before 12:00 noon on the next following Business Day. Any such Base Rate Refunding Loan shall be deemed to be advanced as a Base Rate Loan as of the date the relevant drawing is honored by the Issuing Bank, and shall Continue as a Base Rate Loan unless and until the Borrower Converts such Base Rate Loan in accordance with the terms of Section 2.9.

                  2.2. Facility Extension Loans. (a) The Borrower may, by written irrevocable notice to the Administrative Agent (such notice being a "Facility Extension Notice") given no later than sixty days prior to the Stated Termination Date, convert the Revolving Credit Outstandings on the Stated Termination Date into term loans on the terms and conditions set forth in this
Section 2.2; provided, however, that the Lenders will not be required and shall have no obligation to convert any Revolving Credit Outstandings pursuant to the terms in this Section 2.2 if the applicable conditions precedent thereto set forth in Article V have not been satisfied. No Facility Extension Loan that is a Eurodollar Rate Loan shall be made which has an Interest Period that extends beyond the Facility Extension Loan Termination Date and each Facility Extension Loan that is a Eurodollar Rate Loan may, subject to the provisions of Section 2.4, be repaid only on the last day of the Interest Period with respect thereto unless such payment is accompanied by the additional payment, if any, required by Section 4.5. The Administrative Agent shall promptly transmit any Facility Extension Notice to each Lender.

                  (b) If the Borrower delivers a Facility Extension Notice, each Lender severally agrees that the Revolving Credit Outstandings owing to such Lender on the Stated Termination Date shall be converted into a term loan (a "Facility Extension Loan") with a maturity date of June 22, 2003 (the "Facility Extension Loan Maturity Date"). The Facility Extension Loans may from time to time be Base Rate Loans or Eurodollar Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2(c) and 2.9.

                  (c) In the event that a Facility Extension Notice has been delivered, an Authorized Representative shall give the Administrative Agent at least three (3) Business Days' prior to the Stated Termination Date an irrevocable written notice by telefacsimile transmission stating if all or any portion of the Facility Extension Loans are to be Eurodollar Rate Loans, and the length of the initial Interest Period applicable thereto.

                  (d) On the date on which the Borrower provides the Facility Extension Notice according to Section 2.2(a) above, the Borrower agrees to pay to the Administrative Agent, for the benefit of each Lender, an extension fee equal to .25% of the amount of the Facility Extension Loan to be made by such Lender.

                  2.3. Payment of Interest. (a) The Borrower shall pay interest to the Administrative Agent for the account of each Lender on the outstanding and unpaid principal amount of each Loan made by such Lender for the period commencing on the date of such Loan until such Loan shall be due at the then applicable Base Rate for Base Rate Loans or applicable Eurodollar Rate for Eurodollar Rate Loans as designated by the Authorized Representative pursuant to
Section 2.1 or 2.2 plus, in each case, the Applicable Margin applicable to such Loans; provided, however, that if any amount payable under this Agreement shall not be paid when due (at maturity, by acceleration or otherwise, subject to the provisions of Section 9.1(a)), all amounts outstanding hereunder shall bear interest thereafter until such overdue amount shall be paid in full at the Default Rate.

                  (b) Interest on each Loan shall be computed on an Actual/360 Basis. Interest on each Loan shall be paid (i) quarterly in arrears on the last Business Day of each March, June, September and December, commencing December 31, 2000, for each Base Rate Loan. (ii) on the last day of the applicable Interest Period for each Eurodollar Rate Loan and, if such Interest Period extends for more than three (3) months, at intervals of three (3) months after the first day of such Interest Period, and (iii) upon the Revolving Credit Termination Date and the Facility Extension Loan Termination Date. Interest payable at the Default Rate shall be payable on demand.

                  2.4. Payment of Principal (a) Unless converted to a Facility Extension Loan pursuant to Section 2.2, the principal amount of each Revolving Credit Loan shall be due and payable to the Administrative Agent for the benefit of each Lender in full on the Stated Termination Date, or earlier as specifically provided herein. The Facility Extension Loan of each Lender shall mature in 8 equal quarterly installments, the first 7 such installments payable on the last Business Day of the following months: September, 2001; December, 2001; March, 2002; June, 2002; September, 2002; December, 2002; March, 2003; and
the last installment payable on the Facility Extension Loan Maturity Date

                  (b) From time to time, the Borrower may prepay the Loans, in whole or in part, without premium or penalty, upon at least four (4) Business Days' irrevocable written notice to the Administrative Agent, specifying the date and amount of prepayment and whether the prepayment is of Eurodollar Loans, Base Rate Loans or a combination thereof, and if a combination thereof, the amount allocable to each. If any notice of prepayment is given, the amount specified in such notice shall be due and payable on the date specified therein, together with accrued interest to the payment date on the amount prepaid. Upon receipt of any notice of prepayment, the Administrative Agent shall promptly notify each Lender thereof. Notwithstanding anything to the contrary herein, the principal amount of any Eurodollar Rate Loan may be prepaid only at the end of the applicable Interest Period unless the Borrower shall pay to the Administrative Agent for the account of the Lenders the additional amount, if any, required under Section 4.5. All prepayments of Revolving Credit Loans and, where applicable, Facility Extension Loans made by the Borrower shall be in the amount of $5,000,000 or such greater amount which is an integral multiple of $1,000,000, or the amount equal to all Revolving Credit Outstandings or, where applicable, outstanding amounts under the Facility Extension Loans, as the case may be, or such other amount as necessary to comply with Section 2.1(b) or Section 2.9. Partial prepayments of the Facility Extension Loans shall be applied to the installments of principal under the Facility Extension Loans in the inverse order of their scheduled maturities. Amounts prepaid on account of the Facility Extension Loans may not be reborrowed.

                  2.5. Non-Conforming Payments. (a) Each payment of principal (including any prepayment) and payment of interest and fees, and any other amount required to be paid to the Lenders with respect to the Loans, shall be made to the Administrative Agent at the Principal Office, for the account of each Lender, in Dollars and in immediately available funds, without setoff, deduction or counterclaim before 10:00 A.M. on the date such payment is due. The Administrative Agent may, but shall not be obligated to, debit the amount of any such payment which is not made by such time to any ordinary deposit account, if any, of the Borrower with the Administrative Agent. The Administrative Agent shall promptly notify the Borrower of any such debit; however, failure to give such notice shall not affect the validity of such debit.

                  (b) The Administrative Agent shall deem any payment made by or on behalf of the Borrower hereunder that is not made both in Dollars and in immediately available funds and prior to 10:00 A.M. to be a non-conforming payment. Any such payment shall not be deemed to be received by the Administrative Agent until the later of (i) the time such funds become available funds and (ii) the next Business Day. Any non-conforming payment may constitute or become a Default or Event of Default. Interest shall continue to accrue on any principal as to which a non-conforming payment is made until the later of
(x) the date such funds become available funds or (y) the next Business Day at the Default Rate from the date such amount was due and payable.

                  (c) In the event that any payment hereunder becomes due and payable on a day other than a Business Day, then such due date shall be extended to the next succeeding Business Day unless provided otherwise under the definition of "Interest Period"; provided that interest shall continue to accrue during the period of any such extension and provided further, that in no event shall any such due date be extended beyond the Stated Termination Date or the Facility Extension Termination Date, as the case may be.

                  2.6. Notes(a) . The Loans of each Lender shall be evidenced by the Register (as defined in Section 11.1(b)) and by a loan account maintained by such Lender. The Borrower hereby agrees that, upon request to the Administrative Agent by any Lender, the Borrower will execute and deliver to the requesting Lender a promissory note of the Borrower evidencing the Loans of such Lender, substantially in the form of Exhibit F, with appropriate insertions.

                  2.7. Pro Rata Payments.  Except as otherwise  provided herein,
(a) each payment on account of the principal of and interest on the Revolving Credit Loans, the Facility Extension Loans and the fees described in Section 2.2(d), Section 2.10 and the first sentence of Section 3.3(a) shall be made to the Administrative Agent for the account of the Lenders pro rata based on their Applicable Commitment Percentages with respect to the Revolving Credit Loans and the Applicable Extension Percentages, with respect to the Facility Extension Loans, (b) all payments to be made by the Borrower for the account of each of the Lenders on account of principal, interest and fees, shall be made without diminution, setoff, recoupment or counterclaim, and (c) the Administrative Agent will promptly distribute to the Lenders in immediately available funds payments received in fully collected, immediately available funds from the Borrower.

                  2.8.  Reductions.  The Borrower shall,  by irrevocable  notice from an Authorized Representative, have the right from time to time but not more frequently than once each calendar month, upon not less than three (3) Business Days' written notice to the Administrative Agent, effective upon receipt, to permanently reduce the Total Revolving Credit Commitment. The Administrative Agent shall give each Lender, within one (1) Business Day of receipt of such notice, telefacsimile notice, or telephonic notice (confirmed in writing), of such reduction. Each such reduction shall be in the aggregate amount of $10,000,000 or such greater amount which is in an integral multiple of $1,000,000, or the entire remaining Total Revolving Credit Commitment, and shall permanently reduce the Total Revolving Credit Commitment. Each reduction of the Total Revolving Credit Commitment shall be accompanied by payment of Revolving Credit Loans to the extent that the principal amount of Revolving Credit Outstandings plus Letter of Credit Outstandings exceeds the Total Revolving Credit Commitment after giving effect to such reduction, together with accrued and unpaid interest on the amounts prepaid. If any such reduction shall result in the payment of any Eurodollar Rate Loan other than on the last day of the Interest Period of such Eurodollar Rate Loan such prepayment shall be accompanied by amounts due, if any, under Section 4.5.

                  2.9. Conversions and Elections of Subsequent Interest Periods. Subject to the limitations set forth below and in Article IV, the Borrower may:

                  (a) upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Administrative Agent at or before 10:30 A.M. on any Business Day, Convert all or a part of Eurodollar Rate Loans to Base Rate Loans on the last day of the Interest Period for such Eurodollar Rate Loans; and

                  (b) provided that no Default or Event of Default shall have occurred and be continuing, upon delivery, effective upon receipt, of a properly completed Interest Rate Selection Notice to the Administrative Agent at or before 10:30 A.M. three (3)) Business Days prior to the date of such election or
Conversion:

                  (i) subject to Section 2.2(c), elect a subsequent Interest Period for all or a portion of Eurodollar Rate Loans to begin on the last day of the then current Interest Period for such Eurodollar Rate Loans; and

                  (ii) Convert Base Rate Loans to Eurodollar Rate Loans on any Business Day.

                  Each election and Conversion pursuant to this Section 2.9 shall be subject to the limitations on Eurodollar Rate Loans set forth in the definition of "Interest Period" herein and in Sections 2.1, 2.2, 2.4 and Article
IV. The Administrative Agent shall give written notice to each Lender of such notice of election or Conversion prior to 3:00 P.M. on the day such notice of election or Conversion is received. All such Continuations or Conversions of Loans shall be effected pro rata based on the Applicable Commitment Percentages of the Lenders.

                  2.10. Unused Fees.


                  (a) For the period beginning on the Closing Date and ending on the Revolving Credit Termination Date, the Borrower agrees to pay to the Administrative Agent, for the benefit of each Lender, an unused fee equal to the Applicable Unused Fee multiplied by the average daily Unused Amount of such Lender. Such fees shall be due in arrears on the last Business Day of each March, June, September and December commencing on the last business day of December, 2000 to and on the Revolving Credit Termination Date.


                  (b) Notwithstanding the foregoing, so long as any Lender fails to make available any portion of its Revolving Credit Commitment when requested, such Lender shall not be entitled to receive payment of its pro rata share of such fees until such Lender shall make available such portion. All fees payable pursuant to this Section 2.10 shall be calculated on an Actual/360 Basis.

                  2.11. Deficiency Advances. No Lender shall be responsible for any default of any other Lender in respect of such other Lender's obligation to make any Loan or fund its purchase of any Participation hereunder nor shall the Revolving Credit Commitment of any Lender hereunder be increased as a result of such default of any other Lender. Without limiting the generality of the foregoing, in the event any Lender shall fail to advance funds to the Borrower under the Revolving Credit Facility as herein provided, the Administrative Agent may in its discretion, but shall not be obligated to, advance under the Revolving Credit Commitment of the Administrative Agent, as a Lender, all or any portion of such amount or amounts (each, a "deficiency advance") and shall thereafter be entitled to payments of principal of and interest on such deficiency advance in the same manner and at the same interest rate or rates to which such other Lender would have been entitled had it made such advance under its Revolving Credit Commitment; provided that, upon payment to the Administrative Agent from such other Lender of the entire outstanding amount of each such deficiency advance, together with accrued and unpaid interest thereon, from the most recent date or dates interest was paid to the Administrative Agent by the Borrower on each Loan comprising such deficiency advance at the Federal Funds Rate, then such payment shall be credited against the Revolving Credit Commitment of the Administrative Agent in full payment of such deficiency advance and the Borrower shall be deemed to have borrowed the amount of such deficiency advance from such other Lender as of the most recent date or dates, as the case may be, upon which any payments of interest were made by the Borrower thereon.

                  2.12. Use of Proceeds. The proceeds of the Loans made pursuant to this Agreement shall be used by the Borrower to repay existing indebtedness and for general corporate purposes, including working capital needs, capital expenditures and permitted Acquisitions.

                  2.13. Increase and Decrease in Amounts. The amount of the Total Revolving Credit Commitment which shall be available to the Borrower as Advances shall be reduced by the aggregate amount of Letter of Credit Outstandings.

                                  ARTICLE III

                                Letters of Credit

                  3.1. Letters of Credit. The Issuing Bank agrees, subject to the terms and conditions of this Agreement, upon request of the Borrower to issue from time to time for the account of the Borrower Letters of Credit, upon delivery to the Issuing Bank of an Application and Agreement for Letter of Credit relating thereto in form and content acceptable to the Issuing Bank; provided, that (i) the Letter of Credit Outstandings shall not exceed the Total Letter of Credit Commitment, (ii) no Letter of Credit shall be issued if the applicable conditions set forth in Article V shall not have been satisfied, and
(iii) no Letter of Credit shall be issued if, after giving effect thereto, Letter of Credit Outstandings plus the aggregate principal amount of Revolving Credit Outstandings shall exceed the Total Revolving Credit Commitment. No Letter of Credit shall have an expiry date (including all rights of the Borrower or any beneficiary named in such Letter of Credit to require renewal) or payment date occurring later than the fifth Business Day prior to the Revolving Credit Termination Date. All Letters of Credit shall be denominated in Dollars.

                  3.2. Reimbursement. (a) The Borrower hereby unconditionally agrees to pay to the Issuing Bank immediately on demand at the Principal Office all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Issuing Bank in connection with the Letters of Credit, and in any event and without demand to place in possession of the Issuing Bank (which shall include Advances under the Revolving Credit Facility if permitted by Section 2.1(c)) sufficient funds to pay all debts and liabilities arising in respect of any Letter of Credit. The Issuing Bank agrees to give the Borrower prompt notice of any request for a draw under a Letter of Credit. The Issuing Bank may charge any account the Borrower may have with it for any and all amounts the Issuing Bank pays under a Letter of Credit, plus charges and reasonable expenses as from time to time agreed to by the Issuing Bank and the Borrower; provided that to the extent permitted by
Section 2.1(c)(iv), amounts shall be paid pursuant to Advances under the Revolving Credit Facility. The Borrower agrees to pay the Issuing Bank interest on any Reimbursement Obligations not paid when due hereunder at the Default Rate.

                  (b) In accordance with the provisions of Section 2.1(c), the Issuing Bank shall notify the Administrative Agent of any drawing under any Letter of Credit promptly following the receipt by the Issuing Bank of such drawing.

                  (c) (i) Each Lender (other than the Issuing Bank) shall automatically acquire on the date of issuance thereof a Participation in the liability of the Issuing Bank in respect of each Letter of Credit in an amount equal to such Lender's Applicable Commitment Percentage of such liability, and to the extent that the Borrower is obligated to pay the Issuing Bank under
Section 3.2(a), each Lender (other than the Issuing Bank) thereby shall absolutely, unconditionally and irrevocably assume, and shall be unconditionally obligated to pay to the Issuing Bank as hereinafter described, its Applicable Commitment Percentage of the liability of the Issuing Bank under such Letter of Credit.

                  (ii) Each Lender (including the Issuing Bank in its capacity as a Lender) shall, subject to the terms and conditions of Article II, pay to the Administrative Agent for the account of the Issuing Bank at the Principal Office in Dollars and in immediately available funds, an amount equal to its Applicable Commitment Percentage of any drawing under a Letter of Credit, such funds to be provided in the manner described in Section 2.1(c)(iv) plus interest at the Federal Funds Rate for the period from and including the date the drawing under a Letter of Credit is made to the date of such payment.

                  (iii) Simultaneously with the making of each payment by a Lender to the Issuing Bank pursuant to Section 2.1(c)(iv)(B), such Lender shall, automatically and without any further action on the part of the Issuing Bank or such Lender, acquire a Participation in an amount equal to such payment (excluding the portion thereof constituting interest accrued prior to the date such Lender made its payment) in the related Reimbursement Obligation of the Borrower. The Reimbursement Obligations of the Borrower shall be immediately due and payable whether by Advances made in accordance with Section 2.1(c)(iv) or otherwise.

                  (iv) Each Lender's obligation to make payment to the Administrative Agent for the account of the Issuing Bank pursuant to Section 2.1(c)(iv) and this Section 3.2(c), and the right of the Issuing Bank to receive the same, shall be absolute and unconditional, shall not be affected by any circumstance whatsoever and shall be made without any offset, abatement, withholding or reduction whatsoever. If any Lender is obligated to pay but does not pay amounts to the Administrative Agent for the account of the Issuing Bank in full upon such request as required by Section 2.1(c)(iv) or this Section 3.2(c), such Lender shall, on demand, pay to the Administrative Agent for the account of the Issuing Bank interest on the unpaid amount for each day during the period commencing on the date of notice given to such Lender pursuant to
Section 2.1(c) until such Lender pays such amount to the Administrative Agent for the account of the Issuing Bank in full at the Federal Funds Rate.

                  (v) In the event the Lenders have purchased Participations in any Reimbursement Obligation as set forth in clause (ii) above, then at any time payment (in fully collected, immediately available funds) of such Reimbursement Obligation, in whole or in part, is received by the Issuing Bank from the Borrower, the Issuing Bank shall promptly pay to each Lender an amount equal to its Applicable Commitment Percentage of such payment from the Borrower.

                  (d) Promptly following the end of each calendar quarter, the Issuing Bank shall deliver to the Administrative Agent and the Administrative Agent shall deliver to each Lender a notice describing the aggregate undrawn amount of all Letters of Credit at the end of such quarter. The Administrative Agent shall promptly notify each Lender of the issuance of a Letter of Credit.

                  (e) The issuance by the Issuing Bank of each Letter of Credit shall, in addition to the conditions precedent set forth in Article V, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Issuing Bank consistent with the then current practices and procedures of the Issuing Bank with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Issuing Bank shall have reasonably requested consistent with such practices and procedures and shall not be in conflict with any of the express terms herein contained.

                  (f) The Borrower agrees that the Issuing Bank may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

                  (g) Without  limiting  the  generality  of the  provisions  of
Section 11.12, the Borrower hereby agrees to indemnify and hold harmless the Issuing Bank, each other Lender and the Administrative Agent from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Issuing Bank, such other Lender or the Administrative Agent may incur (or which may be claimed against the Issuing Bank, such other Lender or the Administrative Agent) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit; provided that the Borrower shall not be required to indemnify the Issuing Bank, any other Lender or the Administrative Agent for any claims, damages, losses, liabilities, costs or expenses to the extent, but only to the extent, (i) determined by a final judgment of a court of competent jurisdiction to have been incurred by reason of the gross negligence or willful misconduct of such Person to be indemnified or (ii) in the case of the Issuing Bank, caused by the failure of the Issuing Bank to pay under any Letter of Credit after the presentation to it of a request for payment strictly complying with the terms and conditions of such Letter of Credit, unless such payment is prohibited by any law, regulation, court order or decree. The indemnification and hold harmless provisions of this Section 3.2(g) shall survive repayment of the Obligations, occurrence of the Revolving Credit Termination Date or the Facility Extension Loan Termination Date, as the case may be, and expiration or termination of this Agreement.

                  (h) Without  limiting  the  Borrower's  rights as set forth in
Section 3.2(g), the obligation of the Borrower to immediately reimburse the Issuing Bank for drawings made under Letters of Credit and to repay Loans made under Section 2.1(c) and the Issuing Bank's and each Lender's right to receive such payment shall be absolute, unconditional and irrevocable, and such obligations of the Borrower shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreement for any Letter of Credit, under all circumstances whatsoever, including the following circumstances:

                  (i) any lack of validity or enforceability of any Letter of Credit, the obligation supported by any Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related LC Documents");

                  (ii) any amendment or waiver of or any consent to or departure from all or any of the Related LC Documents;

                  (iii) the existence of any claim, setoff, defense (other than the defense of payment in accordance with the terms of this Agreement) or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), the Administrative Agent, the Lenders or any other Person, whether in connection with the Loan Documents, the Related LC Documents or any unrelated transaction;

                  (iv) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), the Administrative Agent, the Lenders or any other Person;

                  (v) any draft, statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

                  (vi) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by the Administrative Agent or the requisite number of Lenders, with or without notice to or approval by the Borrower in respect of any of Borrower's Obligations under this Agreement; or

                  (vii) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing;

provided, however, that nothing in this Section 3.2(h) shall give the Issuing Bank any right to reimbursement for drawings made under a Letter of Credit otherwise than pursuant to a request for payment strictly complying with the terms and conditions of such Letter of Credit unless the Borrower has specifically waived such strict compliance in writing.

                  3.3. Letter of Credit Facility Fees. (a) The Borrower shall pay to the Administrative Agent, for the pro rata benefit of the Lenders based on their Applicable Commitment Percentages, a fee on the aggregate amount available to be drawn on each outstanding Letter of Credit at a rate equal to the Applicable Margin for Eurodollar Rate Loans as set forth in the definition of "Applicable Margin". In addition, the Borrower agrees to pay to the Administrative Agent for the benefit of the Issuing Bank an issuance fee equal to one-eighth of one percent (1/8%) per annum times the amount of outstanding Letters of Credit. Such fees shall be due with respect to each Letter of Credit quarterly in arrears on the last Business Day of each March, June, September and December, the first such payment to be made on the last business day of December, 2000. The fees described in this Section 3.3 shall be calculated on an Actual/360 Basis.

                  (b) The Borrower acknowledges that the Issuing Bank as issuer of each Letter of Credit will be required by applicable rules and regulations of the Board to maintain reserves for its liability to honor draws made pursuant to a Letter of Credit notwithstanding the obligation of the Lenders for a Participation in such liability. The Borrower agrees to promptly reimburse the Issuing Bank for all additional costs which it may hereafter incur solely by reason of its acting as issuer of the Letters of Credit and its being required to reserve for such liability, it being understood by the Borrower that other interest and fees payable under this Agreement do not include compensation of the Issuing Bank for such reserves. The Issuing Bank shall furnish to the Borrower at the time of its demand for payment of such additional costs, the computation of such additional cost which shall be conclusive absent manifest error, provided that such computations are made on a reasonable basis.

                  3.4. Administrative Fees. The Borrower shall pay to the Issuing Bank such administrative fee and other fees, if any, in connection with the Letters of Credit in such amounts and at such times as the Issuing Bank and the Borrower shall agree from time to time.

                  3.5. Applications. To the extent that any provision of any Application and Agreement for Letters of Credit is inconsistent with the provisions of this Article III, the provisions of this Article III shall apply.

                                   ARTICLE IV

                             Change in Circumstances

                  4.1. Increased Cost and Reduced Return. (a) If, after the date hereof, the adoption of any applicable law, rule, or regulation, or any change in any applicable law, rule, or regulation, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by any Lender (or its Applicable Lending Office) with any request or directive (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency:

                  (i) shall subject such Lender (or its Applicable Lending Office) to any tax, duty, or other charge with respect to any Eurodollar Rate Loans, or its obligation to make Eurodollar Rate Loans, or change the basis of taxation of any amounts payable to such Lender (or its Applicable Lending Office) under this Agreement in respect of any Eurodollar Rate Loans (other than taxes imposed on the overall net income of such Lender by the jurisdiction in which such Lender has its principal office or such Applicable Lending Office);

                  (ii) shall impose, modify, or deem applicable any reserve, special deposit, assessment, or similar requirement (other than the Reserve Requirement utilized in the determination of the Eurodollar
         Rate) relating to any extensions of credit or other assets of, or any deposits with or other liabilities or commitments of, such Lender (or its Applicable Lending Office), including the Revolving Credit Commitment of such Lender hereunder; or

                  (iii) shall impose on such Lender (or its Applicable Lending Office) or on the London interbank market any other condition affecting this Agreement or any extensions of credit or liabilities or commitments hereunder;

and the result of any of the foregoing is to increase the cost to such Lender (or its Applicable Lending Office) of making, Converting into, Continuing, or maintaining any Eurodollar Rate Loans or to reduce any sum received or receivable by such Lender (or its Applicable Lending Office) under this Agreement with respect to any Eurodollar Rate Loans, then the Borrower shall pay to such Lender on demand such amount or amounts as will compensate such Lender for such increased cost or reduction; provided that no Lender will be entitled to any compensation for any such increased cost or reduction if demand for payment thereof is made by such Lender more than 180 days after the occurrence of the circumstances giving rise to such claim. If any Lender requests compensation by the Borrower under this Section 4.1(a), the Borrower may, by notice to such Lender (with a copy to the Administrative Agent), suspend the obligation of such Lender to make or Continue Loans of the Type with respect to which such compensation is requested, or to Convert Loans of any other Type into Loans of such Type, until the event or condition giving rise to such request ceases to be in effect (in which case the provisions of Section 4.4 shall be applicable); provided that such suspension shall not affect the right of such Lender to receive the compensation so requested.

                  If, after the date hereof, any Lender shall have determined that the adoption of any applicable law, rule, or regulation regarding capital adequacy or any change therein or in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank, or comparable agency, has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of such Lender's obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change, request, or directive (taking into consideration its policies with respect to capital adequacy), then from time to time upon demand the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction.

                  (b) Each Lender shall promptly notify the Borrower and the Administrative Agent of any event of which it has knowledge, occurring after the date hereof, which will entitle such Lender to compensation pursuant to this Section and will designate a different Applicable Lending Office if such designation will avoid the need for, or reduce the amount of, such compensation and will not, in the reasonable judgment of such Lender, be otherwise disadvantageous to it. Any Lender claiming compensation under this Section shall furnish to the Borrower and the Administrative Agent a statement setting forth the additional amount or amounts to be paid to it hereunder which shall be conclusive in the absence of manifest error. In determining such amount, such Lender may use any reasonable averaging and attribution methods that such Lender uses for its customers that are similarly situated to the Borrower.

                  4.2. Limitation on Types of Loans. If on or prior to the first day of any Interest Period for any Eurodollar Rate Loan:

                  (a) the Administrative Agent reasonably determines (which determination shall be conclusive) that by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period; or

                  (b) the Required Lenders reasonably determine (which determination shall be conclusive) and notify the Administrative Agent that the Eurodollar Rate will not adequately and fairly reflect the cost to the Lenders of funding Eurodollar Rate Loans for such Interest Period;

then the Administrative Agent shall give the Borrower prompt notice thereof specifying the relevant Type of Loans and the relevant amounts or periods, and so long as such condition remains in effect, the Lenders shall be under no obligation to make additional Loans of such Type, Continue Loans of such Type, or to Convert Loans of any other Type into Loans of such Type and the Borrower shall, on the last day(s) of the then current Interest Period(s) for the outstanding Loans of the affected Type, either prepay such Loans or Convert such Loans into another Type of Loan in accordance with the terms of this Agreement.

                  4.3. Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Lender or its Applicable Lending Office to make, maintain, or fund Eurodollar Rate Loans hereunder, then such Lender shall promptly notify the Borrower thereof and such Lender's obligation to make or Continue Eurodollar Rate Loans and to Convert other Types of Loans into Eurodollar Rate Loans shall be suspended until such time as such Lender may again make, maintain, and fund Eurodollar Rate Loans (in which case the provisions of Section 4.4 shall be applicable).

                  4.4. Treatment of Affected Loans. If the obligation of any Lender to make a Eurodollar Rate Loan or to Continue, or to Convert Loans of any other Type into, Loans of a particular Type shall be suspended pursuant to
Section 4.1 or 4.3 hereof (Loans of such Type being herein called "Affected Loans" and such Type being herein called the "Affected Type"), such Lender's Affected Loans shall be automatically Converted into Base Rate Loans on the last day(s) of the then current Interest Period(s) for Affected Loans (or, in the case of a Conversion required by Section 4.3 hereof, on such earlier date as such Lender may specify to the Borrower with a copy to the Administrative Agent) and, unless and until such Lender gives notice as provided below that the circumstances specified in Section 4.1 or 4.3 hereof that gave rise to such Conversion no longer exist:

                  (a) to the extent that such Lender's Affected Loans have been so Converted, all payments and prepayments of principal that would otherwise be applied to such Lender's Affected Loans shall be applied instead to its Base Rate Loans; and

                  (b) all Loans that would otherwise be made or Continued by such Lender as Loans of the Affected Type shall be made or Continued instead as Base Rate Loans, and all Loans of such Lender that would otherwise be Converted into Loans of the Affected Type shall be Converted instead into (or shall remain as) Base Rate Loans.

If such Lender gives notice to the Borrower (with a copy to the Administrative Agent) that the circumstances specified in Section 4.1 or 4.3 hereof that gave rise to the Conversion of such Lender's Affected Loans pursuant to this Section
4.4 no longer exist (which such Lender agrees to do promptly upon such circumstances ceasing to exist) at a time when Loans of the Affected Type made by other Lenders are outstanding, such Lender's Base Rate Loans shall be automatically Converted, on the first day(s) of the next succeeding Interest Period(s) for such outstanding Loans of the Affected Type, to the extent necessary so that, after giving effect thereto, all Loans held by the Lenders holding Loans of the Affected Type and by such Lender are held pro rata (as to principal amounts, Types, and Interest Periods) in accordance with their respective Revolving Credit Commitments.

                  4.5. Compensation. Upon the request of any Lender, the Borrower shall pay to such Lender such amount or amounts as shall be sufficient (in the reasonable opinion of such Lender) to compensate it for any loss, cost, or expense (including loss of anticipated profits) incurred by it as a result of:

                  (a) any payment, prepayment, or Conversion of a Eurodollar Rate Loan for any reason (including, without limitation, the acceleration of the Loans pursuant to Section 9.1) on a date other than the last day of the Interest Period for such Loan; or

                  (b) any failure by the Borrower for any reason (including, without limitation, the failure of any condition precedent specified in
         Article V to be satisfied) to borrow, Convert, Continue, or prepay a Eurodollar Rate Loan on the date for such borrowing, Conversion,
         Continuation, or prepayment specified in the relevant notice of borrowing, prepayment, Continuation, or Conversion under this Agreement.

                  4.6. Taxes. (a) Any and all payments by the Borrower to or for the account of any Lender or the Administrative Agent hereunder or under any other Loan Document shall be made free and clear of and without deduction for any and all present or future taxes, duties, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and the Administrative Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender (or its Applicable Lending Office) or the Administrative Agent (as the case may be) is organized or any political subdivision thereof (all such non-excluded taxes, duties, levies, imposts, deductions, charges, withholdings, and liabilities being hereinafter referred to as "Taxes"). If the Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable under this Agreement or any other Loan Document to any Lender or the Administrative Agent, (i) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 4.6) such Lender or the Administrative Agent receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Borrower shall make such deductions,
(iii) the Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law, and (iv) the Borrower shall furnish to the Administrative Agent, at its address referred to in Section 11.2, the original or a certified copy of a receipt evidencing payment thereof.

                  (b) In  addition,  the  Borrower  agrees  to pay  any  and all present or future stamp or documentary taxes and any other excise or property taxes or charges or similar levies which arise from any payment made under this Agreement or any other Loan Document or from the execution or delivery of, or otherwise with respect to, this Agreement or any other Loan Document (hereinafter referred to as "Other Taxes").

                  (c) The Borrower agrees to indemnify each Lender and the Administrative Agent for the full amount of Taxes and Other Taxes (including, without limitation, any Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 4.6) paid by such Lender or the Administrative Agent (as the case may be) and any liability (including penalties, interest, and expenses) arising therefrom or with respect thereto.

                  (d) Each Lender organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each Lender listed on the signature pages hereof and on or prior to the date on which it becomes a Lender in the case of each other Lender, and from time to time thereafter if requested in writing by the Borrower or the Administrative Agent (but only so long as such Lender remains lawfully able to do so), shall provide the Borrower and the Administrative Agent with two copies of (i) Internal Revenue Service Form W-8BEN or W-8-ECI, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Lender is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest or certifying that the income receivable pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States and (ii) any other form or certificate required by any taxing authority (including any certificate required by Sections 871(h) and 881(c) of the Internal Revenue Code), certifying that such Lender is entitled to an exemption from or a reduced rate of tax on payments pursuant to this Agreement or any of the other Loan Documents. Contemporaneously with the delivery of the appropriate Internal Revenue Service form, each Lender which is not a "bank" within the meaning of Section 881(c)(5)(A) of the Code and intends to claim the "portfolio interest" exemption described above shall provide the Borrower and the Administrative Agent (but only so long as such Lender remains lawfully able to do so) a certificate representing that such Lender is not a bank for purposes of Section 881(c) of the Code, is not a 10-percent shareholder (within the meaning of Section 871(h)(3)(B) of the Code) of the Borrower and is not a controlled foreign corporation related to the Borrower (within the meaning of Section 864(d)(4) of the Code).

                  (e) For any period with respect to which a Lender has failed to provide the Borrower and the Administrative Agent with the appropriate form pursuant to Section 4.6(d) (unless such failure is due to a change in treaty, law, or regulation occurring subsequent to the date on which a form originally was required to be provided), such Lender shall not be entitled to indemnification under Section 4.6(a), 4.6(b), or 4.6(c) with respect to Taxes imposed by the United States; provided, however, that should a Lender, which is otherwise exempt from or subject to a reduced rate of withholding tax, become subject to Taxes because of its failure to deliver a form required hereunder, the Borrower shall take such steps as such Lender shall reasonably request to assist such Lender to recover such Taxes.

                  (f) If the Borrower is required to pay additional amounts to or for the account of any Lender pursuant to this Section 4.6, then such Lender will agree to use reasonable efforts to change the jurisdiction of its Applicable Lending Office so as to eliminate or reduce any such additional payment which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

                  (g) Within thirty (30) days after the date of any payment of Taxes, the Borrower shall furnish to the Administrative Agent the original or a certified copy of a receipt evidencing such payment.

                  (h) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 4.6 shall survive the termination of the Revolving Credit Termination Date, the Facility Extension Loan Termination Date, if applicable, and the repayment of the Loans.

                                   ARTICLE V

            Conditions to Making Loans and Issuing Letters of Credit

                  5.1. Conditions of Initial Advance. The occurrence of the Closing Date, and the obligation of the Lenders to make the initial Revolving Credit Loans on the Closing Date, shall be conditioned upon the satisfaction of the following conditions precedent in the sole judgment of the Administrative
Agent:

                  (a) the Administrative Agent shall have received on the Closing Date, in form and substance satisfactory to the Administrative Agent, the following:

                  (i)  executed  originals  of each of  this  Agreement,  the LC
         Account Agreement and the other Loan Documents, together with all schedules and exhibits thereto;

                  (ii) the favorable written opinion or opinions with respect to the Loan Documents and the transactions contemplated thereby of counsel to the Borrower dated the Closing Date, addressed to the Administrative Agent and the Lenders and satisfactory to Simpson Thacher & Bartlett, special counsel to the Administrative Agent, substantially in the form of Exhibit H;

                  (iii) resolutions of the board of directors of the Borrower certified by its secretary or assistant secretary as of the Closing Date, approving and adopting the Loan Documents to be executed by the Borrower, and authorizing the execution and delivery and performance thereof;

                  (iv) specimen signatures of officers of the Borrower executing the Loan Documents on behalf of the Borrower, certified by the secretary or assistant secretary of the Borrower;

                  (v) the charter documents of the Borrower certified as of a recent date by the Secretary of State of its state of organization;

                  (vi) the bylaws of the Borrower certified as of the Closing Date as true and correct by its secretary or assistant secretary;

                  (vii) certificates issued as of a recent date by the Secretary of State of the jurisdiction of formation of the Borrower as to the valid existence and good standing of the Borrower;

                  (viii)  notice  of  appointment  of  the  initial   Authorized
         Representative(s);

                  (ix) evidence of all insurance required by the Loan Documents;

                  (x) a certificate substantially in the form of Exhibit I completed as of June 30, 2000;

                  (xi) evidence that all fees, costs and expenses payable by the Borrower on the Closing Date to the Administrative Agent and the Lenders have been paid in full;

                  (xii) such other documents, instruments, certificates and opinions as the Administrative Agent or any Lender may reasonably request on or prior to the Closing Date in connection with the consummation of the transactions contemplated hereby.

                  (b) In the good faith judgment of the Administrative Agent and the Lenders:

                  (i) there shall not have occurred or become known to the Administrative Agent or the Lenders any event, condition, situation or status since December 31, 1999 that has had or could reasonably be expected to result in a Material Adverse Effect;

                  (ii) no litigation, action, suit, investigation or other arbitral, administrative or judicial proceeding shall be pending or threatened which could reasonably be expected to result in a Material Adverse Effect; and

                  (iii) the Borrower and its Consolidated Entities shall have received all approvals, consents and waivers, and shall have made or given all necessary filings and notices, as shall be required to consummate the transactions contemplated hereby without the occurrence of any default under, conflict with or violation of (A) any applicable law, rule, regulation, order or decree of any Governmental Authority or arbitral authority or (B) any agreement, document or instrument to which any of the Borrower or any Consolidated Entity is a party or by which any of them or their properties is bound, except for such approvals, consents, waivers, filings and notices the receipt, making or giving of which will not have a Material Adverse Effect.

                  (c) The following refinancing (the "Refinancing") shall have occurred or shall occur simultaneously with the occurrence of the Closing Date:

                  (i) The Borrower shall have issued and sold not less than $350,000,000 of senior subordinated notes having terms and conditions acceptable to the Administrative Agent (the "New Senior Subordinated Notes");

                  (ii) The Closing Date under (and as defined in) the Headquarters Participation Agreement shall have occurred, and the refinancing of the notes and equity issued by HEALTHSOUTH Corporation Trust 1995-1 shall have occurred;

                  (iii) The Closing Date under (and as defined in) the Hospitals Participation Agreement shall have occurred, and the refinancing of the notes and equity issued by HEALTHSOUTH Corporation Trust 2000-1 shall have occurred;

                  (iv) All amounts outstanding under the Borrower's Short Term Credit Agreement, dated as of December 15, 1999 shall have been repaid in full, and all commitments to extend credit thereunder shall have been terminated.

                  (d) The Borrower shall have made available to the Lenders the pro forma consolidated balance sheets of the Borrower as of December 31, 1999 and June 30, 2000.

                  (e) No litigation by any entity (private or governmental) shall be pending or threatened with respect to any of the transactions contemplated hereby or any other documentation executed in connection herewith or therewith or the transactions contemplated hereby (including, without limitation, the Refinancing).

                  5.2. Conditions of Loans and Letters of Credit. The obligations of the Lenders to make any Loans including, without limitation, the conversion of any Revolving Credit Loans to Facility Extension Loans, and the Issuing Bank to issue Letters of Credit, hereunder on or subsequent to the Closing Date, are subject to the satisfaction of the following conditions:

                  (a) the Administrative Agent shall have received a Borrowing Notice or Facility Extension Notice, as applicable, if required by
         Article II;


                  (b) the representations and warranties of the Borrower and the Subsidiaries set forth in Article VI and in each of the other Loan Documents shall be true and correct in all material respects on and as of the date of such Advance, Letter of Credit issuance or renewal or Facility Extension Loan, with the same effect as though such representations and warranties had been made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date and except that the financial statements referred to in Section 6.6(a) shall be deemed to be those financial statements most recently delivered to the Administrative Agent and the Lenders pursuant to Section 7.1 from the date financial statements are delivered to the Administrative Agent and the Lenders in accordance with such Section;

                  (c) in the case of the issuance of a Letter of Credit, the Borrower shall have executed and delivered to the Issuing Bank an Application and Agreement for the Letter of Credit in form and content acceptable to the Issuing Bank together with such other instruments and documents as it shall request;

                  (d) at the time of (and after giving effect to) each Advance, conversion to Facility Extension Loan or the issuance of a Letter of Credit, no Default or Event of Default shall have occurred and be continuing; and

                  (e)      immediately after giving effect to:

                           (i) a Loan,  the aggregate  principal  balance of all
                  outstanding Loans for each Lender plus such Lender's Applicable Commitment Percentage of the aggregate amount of Letter of Credit Outstandings shall not exceed such Lender's Revolving Credit Commitment;

                           (ii) a Letter  of  Credit  or  renewal  thereof,  the
                  aggregate principal balance of all outstanding Participations in Letters of Credit and Reimbursement Obligations (or in the case of the Issuing Bank, its remaining interest after deduction of all Participations in Letters of Credit and Reimbursement Obligations of other Lenders) for each Lender and in the aggregate shall not exceed, respectively, (X) such Lender's Letter of Credit Commitment or (Y) the Total Letter of Credit Commitment; and

                           (iii) a Loan or a Letter of Credit or renewal thereof, the sum of Letter of Credit Outstandings plus the aggregate principal amount of Revolving Credit Outstandings shall not exceed the Total Revolving Credit Commitment.

         Each borrowing of a Revolving Credit Loan or conversion to a Facility Extension Loan hereunder and each issuance of a Letter of Credit hereunder shall constitute a representation and warranty by the Borrower to the effect that the conditions set forth in clauses (b) and (d) have been satisfied as of the date of such borrowing.

                                   ARTICLE VI

                         Representations and Warranties

                  The Borrower represents and warrants with respect to itself and (to the extent expressly set forth below) its Consolidated Entities (which representations and warranties shall survive the delivery of the documents mentioned herein and the making of Loans and the issuance of a Letter of Credit), that:

                  6.1. Organization and Authority. (a) The Borrower and each Consolidated Entity is a corporation, partnership or limited liability company duly organized and validly existing under the laws of the jurisdiction of its formation;

                  (b) The Borrower and each Consolidated Entity (x) has the requisite power and authority to own its properties and assets and to carry on its business as now being conducted and as contemplated in the Loan Documents, and (y) is qualified to do business in every jurisdiction in which failure so to qualify would have a Material Adverse Effect;

                  (c) The Borrower has the power and authority to execute, deliver and perform this Agreement, and to borrow and obtain other extensions of credit hereunder, and to execute, deliver and perform each of the other Loan Documents to which it is a party; and

                  (d) When executed and delivered, each of the Loan Documents to which the Borrower is a party will be the legal, valid and binding obligation or agreement, as the case may be, of the Borrower, enforceable against the Borrower in accordance with its terms, subject to the effect of any applicable bankruptcy, moratorium, insolvency, reorganization or other similar law affecting the enforceability of creditors' rights generally and to the effect of general principles of equity (whether considered in a proceeding at law or in equity).

                  6.2. Loan Documents. The execution, delivery and performance by the Borrower of each of the Loan Documents and the credit extensions hereunder:

                  (a) have been duly authorized by all requisite corporate actions (including any required shareholder approval) of the Borrower required for the lawful execution, delivery and performance thereof;

                  (b) do not violate any provisions of (i) applicable law, rule or regulation, (ii) any judgment, writ, order, determination, decree or arbitral award of any Governmental Authority or arbitral authority binding on the Borrower or any Subsidiary or its or any Subsidiary's properties, or (iii) the charter documents or bylaws of the Borrower (each instance of (i), (ii) or (iii), a "Requirement of Law");

                  (c) do not and will not conflict with, result in a breach of or constitute an event of default, or an event which, with notice or lapse of time or both, would constitute an event of default, under any contract, indenture, agreement or other instrument or document to which Borrower or any Consolidated Entity is a party, or by which the properties or assets of the Borrower or any Consolidated Entity are bound (each, a "Contractual Obligation"); and

                  (d) do not and will not result in the creation or imposition of any Lien upon any of the properties or assets of Borrower or any Subsidiary.

                  6.3. Solvency. The Borrower is Solvent and the Borrower and its Consolidated Entities taken as a whole are Solvent, in each case after giving effect to the transactions contemplated by the Loan Documents.

                  6.4. Subsidiaries and Subsidiaries' Guarantees. The Borrower has no Subsidiaries other than those Persons listed as Subsidiaries in Schedule
6.4 and additional Subsidiaries created or acquired after the Closing Date. As of the Closing Date, no Subsidiary has directly or indirectly guaranteed any Indebtedness of the Borrower.

                  6.5. Ownership Interests. The Borrower owns no interest in any Person other than the Persons listed in Schedule 6.4, equity investments in Persons not constituting Subsidiaries permitted under Section 8.2 and additional Subsidiaries created or acquired after the Closing Date.

                  6.6. Financial Condition. (a) The Borrower has heretofore furnished to the Administrative Agent and each Lender an audited consolidated balance sheet of the Borrower and its Consolidated Entities as at December 31, 1999 and the notes thereto and the related consolidated statements of income, stockholders' equity and cash flows for the Fiscal Year then ended as examined and certified by Ernst & Young LLP. Except as set forth therein, such financial statements (including the notes thereto) present fairly the financial condition of the Borrower and its Consolidated Entities as of the end of such Fiscal Year and results of their operations and the changes in its stockholders' equity for the Fiscal Year, all in conformity with GAAP applied on a Consistent Basis, subject however, in the case of unaudited interim statements to year end audit adjustments.

                  (b) Since December 31, 1999, there has been no material adverse change in the condition, financial or otherwise, of the Borrower or any of its Consolidated Entities, or in the businesses, properties, performance, prospects or operations of the Borrower or any of its Consolidated Entities nor have such businesses or properties been materially adversely affected as a result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo or act of God.

                  (c) Neither the Borrower nor any Consolidated Entity has any material Indebtedness, Guaranteed Obligations or other obligations or liabilities, direct or contingent, in an aggregate amount in excess of $300,000 other than (i) the liabilities reflected in such balance sheet and the notes thereto, (ii) obligations arising under this Agreement, (iii) the New Senior Subordinated Notes and (iv) liabilities incurred in the ordinary course of business.

                  (d) The unaudited pro forma balance sheets of Borrower and the
Consolidated Entities as at December 31, 1999 and June 30, 2000, (including the notes thereto (the "Pro Forma Financial Statements"), copies of which have been furnished to the Administrative Agent, have been prepared giving effect to the financings and refinancings contemplated by this Agreement as if such transactions had occurred on the dates of such pro forma balance sheets. The Pro Forma Financial Statements have been prepared based on the best information available to the Borrower on the date of delivery thereof, and present fairly on a pro forma basis the estimated financial position and results of operations of the Borrower, based upon the assumptions described in the preceding sentence.

                  6.7. Title to Properties. The Borrower and each Consolidated Entity has good and marketable title to all its real and personal properties, subject to no transfer restrictions or Liens of any kind, except for the transfer restrictions and Liens permitted by this Agreement.

                  6.8. Taxes. The Borrower and each Consolidated Entity have filed or caused to be filed all federal, state and local tax returns which are required to be filed by it and, except for taxes and assessments being contested in good faith by appropriate proceedings diligently conducted and against which reserves reflected in the financial statements described in Section 6.6(a) and satisfactory to the Borrower's independent certified public accountants have been established, have paid or caused to be paid all taxes as shown on said returns or on any assessment received by it, to the extent that such taxes have become due.

                  6.9. Other Agreements. Except as disclosed in or incorporated by reference in the 1999 10-K:

                  (a) neither the Borrower nor any Consolidated Entity is a party to or subject to any judgment, order, decree, agreement, lease or instrument, or subject to other restrictions, compliance with the terms of which individually or in the aggregate could reasonably be likely to have a Material Adverse Effect;

                  (b) neither the Borrower nor any Consolidated Entity is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which the Borrower or any Consolidated Entity is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of Borrower or any Consolidated Entity which could have a Material Adverse Effect or (ii) any other agreement or instrument to which the Borrower or any Consolidated Entity is a party, which default has, or if not remedied within any applicable grace period could reasonably be likely to have, a Material Adverse Effect;

                  (c) to the knowledge of Borrower's Executive Officers, no Contract Provider is a party to any judgment, order, decree, agreement or instrument, or subject to restrictions, compliance with the terms of which could individually or in the aggregate reasonably be likely to have a Material Adverse Effect; and

                  (d) to the  knowledge of  Borrower's  Executive  Officers,  no
         Contract Provider is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any Medicaid Provider Agreement, Medicare Provider Agreement or other agreement or instrument to which such Person is a party, which default has resulted in, or if not remedied within any applicable grace period could result in, the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of such Person, which revocation; termination, cancellation or suspension could reasonably be likely to have a Material Adverse Effect.

                  6.10. Litigation. Except as disclosed in or incorporated by reference in the 1999 10-K, there is no action, suit, investigation or proceeding at law or in equity or by or before any governmental instrumentality or agency or arbitral body pending or, to the knowledge of the Borrower, threatened by or against the Borrower or any Consolidated Entity or, to the knowledge of the Borrower, pending or threatened by or against any Contract Provider, or affecting the Borrower or any Consolidated Entity or, to the knowledge of the Borrower, any Contract Provider or any properties or rights of the Borrower or any Consolidated Entity or, to the knowledge of the Borrower, any Contract Provider, which could reasonably be likely (i) to result in the revocation, termination, cancellation or suspension of Medicaid Certification or Medicare Certification of such Person, which revocation, termination, cancellation or suspension could reasonably be likely to have a Material Adverse Effect, or (ii) to have a Material Adverse Effect.

                  6.11. Margin Stock. The proceeds of the borrowings and other extensions of credit made hereunder will be used by the Borrower only for the purposes expressly authorized herein. None of such proceeds will be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock or for the purpose of reducing or retiring any Indebtedness which was originally incurred to purchase or carry margin stock or for any other purpose which might constitute any of the Loans or Letters of Credit under this Agreement a "purpose credit" within the meaning of Regulation U or Regulation X of the Board. Neither the Borrower nor any Administrative Agent acting in its behalf has taken or will take any action which might cause this Agreement or any of the documents or instruments delivered pursuant hereto to violate any regulation of the Board or to violate the Exchange Act or the Securities Act of 1933, as amended, or any state securities laws.

                  6.12. Investment Company. Neither the Borrower nor any Consolidated Entity is an "investment company," or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1, et seq.). The application of the proceeds of the Loans and repayment thereof by the Borrower and the issuance of Letters of Credit and the performance by the Borrower and any Consolidated Entity of the transactions contemplated by the Loan Documents will not violate any provision of said Act, or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

                  6.13. Patents, Etc. The Borrower and each Consolidated Entity owns or has the right to use, under valid license agreements or otherwise, all material patents, licenses, franchises, trademarks, trademark rights, trade names, trade name rights, trade secrets, service marks, service mark rights and copyrights necessary to or used in the conduct of its businesses as now conducted and as contemplated by the Loan Documents, without known conflict by, or with, any patent, license, franchise, trademark, trade secret, trade name, service mark, copyright or other proprietary right of, any other Person.

                  6.14. No Untrue Statement. Neither (a) this Agreement nor any other Loan Document or certificate or document executed and delivered by or on behalf of the Borrower or any Consolidated Entity in accordance with or pursuant to any Loan Document nor (b) any statement, representation, or warranty provided to the Administrative Agent or any Lender in connection with the negotiation or preparation of the Loan Documents contains any misrepresentation or untrue statement of material fact or omits to state a material fact necessary, in light of the circumstance under which it was made, in order to make any such warranty, representation or statement contained therein not misleading.

                  6.15. No Consents, Etc. Neither the respective businesses or properties of the Borrower or any Consolidated Entity, nor any relationship between the Borrower or any Consolidated Entity and any other Person, nor any circumstance in connection with the execution, delivery and performance of the Loan Documents and the transactions contemplated thereby, is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority or any other Person on the part of the Borrower or any Consolidated Entity as a condition to the execution, delivery and performance of, or consummation of the transactions contemplated by, or the validity or enforceability of, the Loan Documents, which, if not obtained or effected, would be reasonably likely to have a Material Adverse Effect, or if so, such consent, approval, authorization, filing, registration or qualification has been duly obtained or effected, as the case may be.

                  6.16. ERISA Requirement. (i) The execution and delivery of the Loan Documents will not involve any prohibited transaction within the meaning of ERISA, (ii) the Borrower and each ERISA Affiliate has fulfilled its obligations under the minimum funding standards imposed by ERISA and each is in compliance in all material respects with the applicable provisions of ERISA, and (iii) no "Reportable Event," as defined in Section 4043(b) of ERISA, has occurred with respect to any plan maintained by the Borrower or any of its ERISA Affiliates.

                  6.17. No Default. As of the date hereof, there does not exist any Default or Event of Default.

                  6.18. Hazardous Materials.  The Borrower and each Consolidated
Entity is in compliance with all applicable Environmental Laws in all material respects. Neither the Borrower nor any Consolidated Entity has been notified of any action, suit, proceeding or investigation which, and neither the Borrower nor any Consolidated Entity is aware of any facts which, (i) calls into question, or could reasonably be expected to call into question, compliance in all material respects by the Borrower or any Consolidated Entity with any Environmental Laws, (ii) which seeks, or could reasonably be expected to form the basis of a meritorious proceeding, to suspend, revoke or terminate any material license, permit or approval necessary for the generation, handling, storage, treatment or disposal of any Hazardous Material, or (iii) seeks to cause, or could reasonably be expected to form the basis of a meritorious proceeding to cause, any property of the Borrower or any Consolidated Entity material to the operations of the Borrower or such Consolidated Entity to be subject to any material restrictions on ownership, use, occupancy or transferability under any Environmental Law.

                  6.19. Employment Matters. (a) Except as set forth on Schedule 6.19, none of the employees of the Borrower or any Consolidated Entity is subject to any collective bargaining agreement and there are no strikes, work stoppages, election or decertification petitions or proceedings, unfair labor charges, equal opportunity proceedings. or other material labor/employee related controversies or proceedings pending or, to the best knowledge of the Borrower, threatened against the Borrower or any Consolidated Entity or between the Borrower or any Consolidated Entity and any of its employees, other than employee grievances, controversies or proceedings arising in the ordinary course of business which could not reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect; and

                  (b) Except to the extent a failure to maintain compliance would not have a Material Adverse Effect, the Borrower and each Consolidated Entity is in compliance in all respects with all applicable laws, rules and regulations pertaining to labor or employment matters, including without limitation those pertaining to wages, hours, occupational safety and taxation and there is neither pending nor threatened any litigation, administrative proceeding or, to the knowledge of the Borrower, any investigation, in respect of such matters which, if decided adversely, could reasonably be likely, individually or in the aggregate, to have a Material Adverse Effect.

                  6.20. RICO. Neither the Borrower nor any Consolidated Entity is engaged in or has engaged in any course of conduct that could subject any of their respective properties to any Lien, seizure or other forfeiture under any criminal law, racketeer influenced and corrupt organizations law, civil or criminal, or other similar laws.

                  6.21. Reimbursement from Third Party Payors. The accounts receivable of the Borrower and each Consolidated Entity and each Contract Provider have been and will continue to be adjusted to reflect reimbursement policies of third party payors such as Medicare, Medicaid, Blue Cross/Blue Shield, private insurance companies, health maintenance organizations, preferred provider organizations, alternative delivery systems, managed care systems, government contracting agencies and other third party payors. In particular, accounts receivable relating to such third party payors do not and shall not exceed amounts any obligee is entitled to receive under any capitation arrangement, fee schedule, discount formula, cost-based reimbursement or other adjustment or limitation to its usual charges.

                 6.22. Material Adverse Change. Since December 31, 1999, there has been no development or event, which has had or could reasonably be expected to have a Material Adverse Effect.

                                  ARTICLE VII

                              Affirmative Covenants

                  The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, unless the Required Lenders shall otherwise consent in writing, the Borrower will, and where applicable will cause each Consolidated Entity to:

                  7.1. Financial Statements, Reports, Etc. The Borrower shall deliver or cause to be delivered to the Administrative Agent and each Lender:

                  (a) Not later than 50 days after the end of each of the first three quarters of each Fiscal Year, a balance sheet and a statement of income of the Borrower and its Consolidated Entities on a consolidated basis and a statement of cash flow of the Borrower and its Consolidated Entities on a consolidated basis for such calendar quarter and for the period beginning on the first day of such Fiscal Year and ending on the last day of such quarter (in sufficient detail to indicate the Borrower's and each Consolidated Entity's compliance with the financial covenants set forth in Section 8.1), together with statements in comparative form for the corresponding date or period in the preceding Fiscal Year as summarized in the Borrower's Form 10-Q for the corresponding period, and certified as to fairness, accuracy and completeness by the chief executive officer, chief financial officer or Treasurer of the Borrower.

                  (b) Not later than 100 days after the end of each Fiscal Year, financial statements (including a balance sheet, a statement of income, a statement of changes in shareholders' equity and a statement of cash flow) of the Borrower and its Consolidated Entities on a consolidated basis for such Fiscal Year (in sufficient detail to indicate the Borrower's and each Consolidated Entity's compliance with the financial covenants set forth in Section 8.1), together with statements in comparative form as of the end of and for the preceding Fiscal Year as summarized in the Borrower's Form 10-K for the corresponding period, and accompanied by an opinion of certified public accountants acceptable to the Administrative Agent, which opinion shall state in effect that such financial statements (A) were audited using generally accepted auditing standards, (B) were prepared in accordance with generally accepted accounting principles applied on a

         Consistent Basis, and (C) present fairly the financial condition and results of operations of the Borrower and its Consolidated Entities for the periods covered.

                  (c) Together with the financial statements required by subsections (a) and (b) above a compliance certificate duly executed by the chief executive officer or chief financial officer or Treasurer of the Borrower in the form of Exhibit I ("Compliance Certificate").

                  (d) Contemporaneously with the distribution thereof to the Borrower's or any Consolidated Entity's stockholders or partners or the filing thereof with the Securities and Exchange Commission, as the case may be, copies of all statements, reports, notices and filings distributed by the Borrower or any Consolidated Entity to its stockholders or partners or filed with the Securities and Exchange Commission (including reports on SEC Forms 10-K, 10-Q and 8-K).

                  (e) Promptly after the Borrower knows or has reason to know of the occurrence of any "reportable event" under Section 4043 of ERISA applicable to the Borrower or any ERISA Affiliate, a certificate of the president or chief financial officer of the Borrower setting forth the details as to such "reportable event" and the action that the Borrower or the ERISA Affiliate has taken or will take with respect thereto, and promptly after the filing or receiving thereof, copies of all reports and notices that the Borrower and each Consolidated Entity files under ERISA with the Internal Revenue Service or the PBGC or the United States Department of Labor.

                  (f) Promptly after the Borrower or any of its Consolidated Entities becomes aware of the commencement thereof, notice of any investigation, action, suit or proceeding before any Governmental Authority involving the condemnation or taking under the power of eminent domain of any of its property or the revocation or suspension of any permit, license, certificate of need or other governmental requirement applicable to any Facility.

                  (g) Within 10 days of the receipt by the Borrower or any of its Consolidated Entities, copies of all material deficiency notices, compliance orders or adverse reports issued by any Governmental Authority or accreditation commission having jurisdiction over licensing, accreditation or operation of a Facility or by any Governmental Authority or private insurance company pursuant to a provider agreement, which, if not promptly complied with or cured, could result in the suspension or forfeiture of any license, certification or accreditation necessary in order for such Facility to carry on its business as then conducted or the termination of any material insurance or reimbursement program available to such Facility.

                  (h) Such other information regarding any Facility or the financial condition or operations of the Borrower or its Consolidated Entities as the Administrative Agent shall reasonably request from time to time or at any time.

                  7.2. Maintain Properties. Maintain all properties necessary to its operations in good working order and condition, make all needed repairs, replacements and renewals to such properties, and maintain free from Liens all trademarks, trade names, service marks, patents, copyrights, trade secrets, know-how, and other intellectual property and proprietary information (or adequate licenses thereto), in each case as are reasonably necessary to conduct its business as currently conducted or as contemplated hereby, all in accordance with customary and prudent business practices.

                  7.3. Conduct of Business and Maintenance of Existence, Qualification, Etc. Except as otherwise expressly permitted under Section 8.4, do or cause to be done all things necessary to preserve and keep in full force and effect its existence and all material rights and franchises, maintain its license or qualification to do business as a foreign corporation and good standing in each jurisdiction in which its ownership or lease of property or the nature of its business makes such license or qualification necessary and comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith would not, in the aggregate, have a Material Adverse Effect.

                  7.4. Regulations and Taxes. Comply in all material respects with or contest in good faith all statutes and governmental regulations and pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and any other obligation which, if unpaid, would become a Lien against any of its properties except liabilities being contested in good faith by appropriate proceedings diligently conducted and against which adequate reserves acceptable to the Borrower's independent certified public accountants have been established unless and until any Lien resulting therefrom attaches to any of its property and becomes enforceable by its creditors.

                  7.5. Insurance. At all times maintain in force, and pay all premiums and costs related to, insurance coverages in amounts deemed by the management of the Borrower to be sufficient in accordance with usual and customary business practices and any other coverages required under applicable governmental requirements. The Borrower shall deliver to the Administrative Agent annually on or before each anniversary date of this Agreement, and at such other time or times as the Administrative Agent may request (but not more often than monthly), a certificate of the president or chief financial officer of the Borrower setting out in such detail as the Administrative Agent may reasonably require a description of all insurance coverages maintained by the Borrower and each Consolidated Entity. The Administrative Agent shall have no obligation to give the Borrower or any Consolidated Entity notice of any notification received by the Administrative Agent with respect to any insurance policies or take any steps to protect the Borrower's or any Consolidated Entity's interests under such policies.

                  7.6. True Books. Keep true books of record and account in which full, true and correct entries will be made of all of its dealings and transactions, and set up on its books such reserves as may be required by GAAP with respect to doubtful accounts and all taxes, assessments, charges, levies and claims and with respect to its business in general, and include such reserves in interim as well as year-end financial statements.

                  7.7. Right of Inspection. Permit the representatives of any Lender to visit and inspect any of the properties, corporate books and financial reports of the Borrower or any Subsidiary and to discuss its affairs, finances and accounts with its principal officers and independent certified public accountants, all at reasonable times, at reasonable intervals and with reasonable prior notice.

                  7.8. Observe all Laws. Conform to and duly observe, and cause all Contract Providers to conform to and duly observe, in all material respects all laws, rules and regulations and all other valid requirements of any regulatory authority with respect to the conduct of its business, including without limitation Titles XVII and XIX of the Social Security Act, Medicare Regulations, Medicaid Regulations, and all laws, rules and regulations of Governmental Authorities pertaining to the licensing of professional and other health care providers, except where the failure to do so could not reasonably be likely to have a Material Adverse Effect.

                  7.9. Governmental Licenses. Obtain and maintain, and use reasonable effort to cause all Contract Providers to obtain and maintain, all licenses, permits, certifications and approvals of all applicable Governmental Authorities as are required for the conduct of its business as currently conducted and herein contemplated, including without limitation professional licenses, Medicaid Certifications and Medicare Certifications, except where the failure to do so could not reasonably be likely to have a Material Adverse Effect.

                  7.10. Covenants Extending to Other Persons. Cause each of its Consolidated Entities to do with respect to itself, its business and its assets, each of the things required of the Borrower in Sections 7.2 through 7.9, 7.15 and 7.16 inclusive.

                  7.11.  Officer's  Knowledge  of  Default.  Upon any  Executive
Officer of the Borrower obtaining knowledge of any Default or Event of Default or any default or event of default under any other obligation of the Borrower or any Consolidated Entity to any Lender, or any event, development or occurrence which could reasonably be expected to have a Material Adverse Effect, cause such Executive Officer or an Authorized Representative to promptly notify the Administrative Agent of the nature thereof, the period of existence thereof, and what action the Borrower or such Consolidated Entity proposes to take with respect thereto. The Administrative Agent shall notify the Lenders of receipt of such notice.

                  7.12. Suits or Other Proceedings. Upon any Executive Officer of the Borrower obtaining knowledge of any litigation or other proceedings being instituted (i) against the Borrower or any Subsidiary, or any attachment, levy, execution or other process being instituted against any assets of the Borrower or any Subsidiary or Controlled Partnership, which if adversely determined could reasonably be likely to have a Material Adverse Effect or (ii) against the Borrower, any Subsidiary or any Contract Provider (but only with respect to services provided to the Borrower or any Consolidated Entity) to suspend, revoke or terminate any Medicaid Provider Agreement, Medicaid Certification, Medicare Provider Agreement or Medicare Certification, which suspension, revocation or termination could reasonably be likely to have a Material Adverse Effect, cause such Executive Officer or an Authorized Representative to promptly deliver to the Administrative Agent written notice thereof stating the nature and status of such litigation, dispute, proceeding, levy, execution or other process.

                  7.13. Notice of Discharge of Hazardous Material or Environmental Complaint. Promptly provide to the Administrative Agent true, accurate and complete copies of any and all notices, complaints, orders, directives, claims, or citations received by the Borrower or any Consolidated Entity relating to any of the following which is likely to have a Material Adverse Effect: (a) violation or alleged violation by the Borrower or any Consolidated Entity of any applicable Environmental Law; (b) release or threatened release by the Borrower or any

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Consolidated  Entity, or at any Facility or property owned or leased or operated by the Borrower or any Consolidated Entity, of any Hazardous Material, except where occurring legally; or (c) liability or alleged liability of the Borrower or any Consolidated Entity for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials.

                  7.14. Environmental Compliance. If the Borrower or any Consolidated Entity shall receive any letter, notice, complaint, order, directive, claim or citation from any Governmental Authority alleging that the Borrower or any Consolidated Entity has violated any Environmental Law or is liable for the costs of cleaning up, removing, remediating or responding to a release of Hazardous Materials, within the time period permitted by the applicable Environmental Law or the Governmental Authority responsible for enforcing such Environmental Law, remove or remedy, or cause the applicable Consolidated Entity to remove or remedy, such violation or release or satisfy such liability unless and only during the period that the applicability of such Environmental Law, the fact of such violation or liability or what is required to remove or remedy such violation is being contested by the Borrower or the applicable Consolidated Entity by appropriate proceedings diligently conducted and all reserves with respect thereto as may be required under GAAP, if any, have been made, and no Lien in connection therewith shall have attached to any property of the Borrower or the applicable Consolidated Entity which shall have become enforceable against creditors of such Person.

                  7.15. Continuation of Current Business. Not engage in any business other than the business now being conducted by the Borrower (including its Consolidated Entities) and other businesses directly related to such services.

                  7.16. Management Contracts. Not enter into any agreement whereby the management, supervision or control of its business or any Facility shall be delegated to or placed in any persons other than its governing body and officers, the Borrower or a Consolidated Entity, except that management of the Facility owned by Vanderbilt Stallworth Rehabilitation Hospital, L.P. is vested in part in a Governance Committee and in part in a Subsidiary of the Borrower pursuant to the applicable limited partnership agreement and a management agreement.

                  7.17. Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the Borrower or its Subsidiaries, as the case may be.

                  7.18. New Subsidiaries. Promptly cause any Subsidiary that shall, after the Closing Date, directly or indirectly guarantee any Indebtedness of the Borrower (x) to execute and deliver the Guarantee to the Administrative Agent or (y) to become a party to such Guarantee, should such Guarantee already be in existence.

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                                  ARTICLE VIII

                               Negative Covenants

                  The Borrower hereby agrees that, so long as the Revolving Credit Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, unless the Required Lenders shall otherwise consent in writing, the Borrower will not, nor will it permit any Consolidated Entity to:

                  8.1. Financial Covenants. (a) Minimum Net Worth. Permit Consolidated Net Worth to be less than $2,750,000,000 plus (A) 50% of Consolidated Net Income (if positive and including for purposes of this Section 8.1(a) only any extraordinary gain), on an ongoing basis for each fiscal quarter beginning with the fiscal quarter ended June 30, 1998, plus (B) the aggregate amount of all increases, if any, in its capital accounts resulting from the issuance of Capital Stock or conversion of debt into Capital Stock or other securities properly classified as equity in accordance with GAAP, or from the sale or other disposition of treasury shares, from the date of this Agreement through the date of determination plus (C) without duplication, any addition to Consolidated Stockholders' Equity resulting from an Acquisition after the Closing Date which shall be accounted for on a pooling-of-interests basis.

                  (b) Consolidated EBITDA to Consolidated Interest Expense Ratio. Permit the ratio of Consolidated EBITDA for any Four-Quarter Period to Consolidated Interest Expense for such Four-Quarter Period to be less than or equal to 3.00 to 1.00.

                  (c) Consolidated Indebtedness to Consolidated Total Capital. Permit the ratio of Consolidated Indebtedness to Consolidated Total Capital at any time to equal or exceed 0.60 to 1.00.

                  (d) Consolidated Indebtedness to Consolidated EBITDA. Permit the ratio of Consolidated Indebtedness at any date of determination to Consolidated EBITDA for the Four-Quarter Period of the Borrower most recently ended on or prior to such date of determination to exceed 3.50 to 1.00.

                  8.2. Investments and Loans. Purchase or otherwise acquire any stock, security, obligation or evidence of indebtedness of, make any capital contribution to, own any equity interest in, or make any loan or advance to, any other Person; provided, however, that the Borrower and its Consolidated Entities may (A) continue to hold all stock of and own partnership interests in the Persons that constitute Consolidated Entities on the Closing Date and Persons that thereafter become Consolidated Entities as a result of Acquisitions permitted under Section 8.8; (B) make Permitted Investments; and (C) make other investments in an aggregate amount while this Agreement is outstanding not exceeding 15% of Consolidated Total Assets.

                  8.3.  Indebtedness.  Permit to exist  Indebtedness,  howsoever evidenced, of Subsidiaries and Controlled Partnerships (exclusive of Indebtedness to the Borrower) in an aggregate amount at any time exceeding the greater of $70,000,000 or 15% of Consolidated

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Tangible  Net  Worth,  excluding,  however,  Indebtedness  of  Subsidiaries  and
Controlled Partnerships existing as of the date hereof and described on Schedule 8.3.

                  8.4. Disposition of Assets. Sell, lease or otherwise dispose of assets in excess of 15% of Consolidated Total Assets as at the Closing Date plus an amount equal to 15% of assets acquired following the Closing Date.

                  8.5. Consolidation or Merger. Merge or consolidate with another Person unless (i) in the case of a merger or consolidation of the Borrower, the Borrower is the continuing or surviving entity, (ii) in the case of a merger or consolidation involving a Consolidated Entity, the continuing or surviving entity is majority-owned by the Borrower (with such majority ownership constituting a controlling interest), and (iii) before and after giving effect to the proposed merger or consolidation, no Default or Event of Default shall exist.

                  8.6. Liens. Incur, create, assume or permit to exist any Lien upon any of its accounts receivable, contract rights, chattel paper, inventory, equipment, instruments, general intangibles or other personal or real property of any character, whether now owned or hereafter acquired, other than (i) Liens that constitute Permitted Encumbrances, and (ii) Liens on assets which at no time have a book value of greater than 5% of Consolidated Total Assets.

                  8.7. Dividends and Distributions. Permit any Consolidated Entity to be or become subject to any restrictions on the ability of such Consolidated Entity to pay dividends or to make partnership distributions other than as required by this Agreement or restrictions imposed by applicable law.

                  8.8. Acquisitions and Capital Expenditures. In any Fiscal Year, (a) make an Acquisition or enter into any agreement to make an Acquisition unless (i) (A) the Person or Facility to be acquired is in substantially the same line of business presently engaged in by the Borrower or its Consolidated Entities, (B) if the Cost of Acquisition exceeds $150,000,000 the Borrower shall have furnished to the Administrative Agent (1) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and (2) a Compliance Certificate prepared on an historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto and (C) the entire consideration paid for such Acquisition is common stock of the Borrower or (ii) (A) the Person or Facility to be acquired is in substantially the same line of business presently engaged in by the Borrower or its Consolidated Entities, (B) if the Cost of Acquisition
exceeds $150,000,000 the Borrower shall have furnished to the Administrative Agent (1) pro forma historical financial statements as of the end of the most recently completed Fiscal Year of the Borrower and most recent interim fiscal quarter, if applicable, giving effect to such Acquisition and (2) a Compliance Certificate prepared on an historical pro forma basis giving effect to such Acquisition, which certificate shall demonstrate that no Default or Event of Default would exist immediately after giving effect thereto and (C) (1) the aggregate amount of consideration (other than consideration in the form of common stock of the Borrower) paid in such Acquisition and all other Acquisitions consummated in such Fiscal Year pursuant to this clause (ii), plus
(2) the aggregate amount expended by the Borrower and its Subsidiaries for Capital Expenditures during such Fiscal Year, does not exceed the

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Acquisition/CapEx  Basket  Amount for such Fiscal Year; or (b) make or commit to make any Capital Expenditure unless (i) the aggregate amount expended by the Borrower and its Subsidiaries for Capital Expenditures during such Fiscal Year, plus (ii) the aggregate amount of consideration (other than consideration in the form of Common Stock) paid by the Borrower and its Subsidiaries during such Fiscal Year pursuant to the foregoing clause (a)(ii) in respect of Acquisitions, does not exceed the Acquisition/CapEx Basket Amount for such Fiscal Year.

                  8.9. Restricted Payments; Other Payments. (a) Make any Restricted Payment or apply or set apart any of their assets therefor or agree to do any of the foregoing; provided, however, the Borrower may make Restricted Payments in an amount not exceeding $50,000,000 in any Fiscal Year (on a non-cumulative basis, with the effect that amounts not paid in any Fiscal Year may not be carried over for payment in a subsequent period) if immediately prior and immediately after giving effect thereto no Default or Event of Default shall exist or occur and be continuing.

                  (b) (i) amend, modify or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of any Subordinated Debt (other than any such amendment, modification, waiver or other change which (A) would extend the maturity or reduce the amount of any payment of principal thereof, reduce the rate or extend the date for payment of interest thereon or relax any covenant or other restriction applicable to the Borrower or any of its Subsidiaries and (B) does not involve the payment of a consent fee), or (ii) designate any Indebtedness (other than the Senior Debt) as "Designated Senior Indebtedness" for the purposes of any instrument governing any Subordinated Debt, including, without limitation, the Indentures governing the New Senior Subordinated Notes and the Convertible Subordinated Debentures.

                  8.10. Compliance with ERISA. With respect to any Pension Plan, Employee Benefit Plan or Multiemployer Plan:


                  (a) permit the occurrence of any Termination Event which would result in a liability on the part of the Borrower or any ERISA Affiliate to the PBGC which liability would have a Material Adverse Effect; or

                  (b) permit the present value of all benefit liabilities under all Pension Plans to exceed the current value of the assets of such Pension Plans allocable to such benefit liabilities; or

                  (c) permit any accumulated funding deficiency (as defined in Section 302 of ERISA and Section 412 of the Code) with respect to any Pension Plan, whether or not waived; or

                  (d) fail to make any contribution or payment to any Multiemployer Plan which the Borrower or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto; or

                  (e) engage, or permit any Subsidiary or any ERISA Affiliate to engage, in any prohibited transaction under Section 406 of ERISA or
         Section 4975 of the Code for

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

         which a civil penalty pursuant to Section 502(I) of ERISA or a tax pursuant to Section 4975 of the Code may be imposed; or

                  (f) permit the establishment of any Employee Benefit Plan providing post-retirement welfare benefits or establish or amend any Employee Benefit Plan which establishment or amendment could result in liability to the Borrower or any ERISA Affiliate or increase the obligation of the Borrower or any ERISA Affiliate to a Multiemployer Plan which liability or increase, individually or together with all similar liabilities and increases, is in excess of $5,000,000; or

                  (g) fail, or permit any Subsidiary or any ERISA Affiliate to fail, to establish, maintain and operate each Employee Benefit Plan in compliance in all material respects with the provisions of ERISA, the Code and all other applicable laws and the regulations and interpretations thereof.

                  8.11. Fiscal Year. Change its Fiscal Year (other than a change to conform the fiscal year of a Consolidated Entity to that of the Borrower).

                  8.12. Dissolution, etc. Wind up, liquidate or dissolve (voluntarily or involuntarily) or commence or suffer any proceedings seeking any such winding up, liquidation or dissolution, except in connection with a merger or consolidation permitted pursuant to Section 8.5 or where the liquidation or dissolution of a Consolidated Entity occurs in the ordinary course of business and does not have a Material Adverse Effect.

                  8.13. Transactions with Affiliates. Other than transactions permitted under Sections 8.2 and 8.5, enter into any transaction after the Closing Date, including, without limitation, the purchase, sale, lease or exchange of property, real or personal, or the rendering of any service, with any Affiliate of the Borrower, except (a) that such Persons may render services to the Borrower for compensation at the same rates generally paid by Persons engaged in the same or similar businesses for the same or similar services, (b) that the Borrower may render services to such Persons for compensation at the same rates generally charged by the Borrower and (c) in either case in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's business consistent with past practice of the Borrower and upon fair and reasonable terms no less favorable to the Borrower than would be obtained in a comparable arm's-length transaction with a Person not an Affiliate.

                                   ARTICLE IX

                       Events of Default and Acceleration

                  9.1. Events of Default. If any one or more of the following events (herein called "Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any Governmental Authority), that is to say:

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


                  (a) the Borrower shall fail to pay (i) when due, any principal payable under the terms hereof or any Reimbursement Obligation or (ii) not later than five Business Days of the date when due, any interest or fees payable under the terms hereof or any other amount payable under this Agreement or any other of the other Obligations or any other amount owed to the Administrative Agent or any of the Lenders under or in connection with the Loan Documents; or

                  (b) the Borrower or any Material Group shall default in the performance or observance of any other provision of this Agreement (other than the provisions of Article VII and Article VIII) , except as covered by clause (a) above, and shall not cure such default within thirty days after the first to occur of (i) the date the Administrative Agent or any Lender gives written or telephonic notice of such default to the Borrower or (ii) the date the Borrower otherwise has notice thereof; or

                  (c) the Borrower or any Material Group shall default in the observance or performance of any provision in Article VII or Article VIII; or

                  (d) the Administrative Agent shall reasonably determine that any statement, certification, representation or warranty contained herein, or in any of the other Loan Documents or in any report, financial statement, certificate or other instrument delivered to the Administrative Agent or any Lender by or on behalf of the Borrower or any Consolidated Entity, was misleading or untrue in any material respect at the time it was made or deemed made; or

                  (e) default shall be made (i) in the payment of any Indebtedness exceeding $5,000,000 (other than the Obligations) of the Borrower or any Consolidated Entity when due or (ii) in the performance, observance or fulfillment of any term or covenant contained in any agreement or instrument under or pursuant to which any such Indebtedness may have been issued, created, assumed, guaranteed or secured by Borrower or any Consolidated Entity, if the effect of such default in the performance, observance or fulfillment is to accelerate the maturity of such Indebtedness or to permit the holder thereof to cause such Indebtedness to become due prior to its stated maturity, and the amount of the Indebtedness involved exceeds $5,000,000, and such default shall not be cured within 10 days after the occurrence of such default; or

                  (f) the Borrower or any Material Group shall fail to pay or admit in writing its inability to pay its or their debts generally as they come due, or a receiver, trustee, liquidator or other custodian shall be appointed for the Borrower or any Material Group or for any of the property of the Borrower or any Material Group or a petition in bankruptcy, or under any insolvency law, shall be filed by or against the Borrower or any Material Group or the Borrower or any Material Group shall apply for the benefit of, or take advantage of, any law for relief of debtors, or enter into an arrangement or composition with, or make an assignment for the benefit of, creditors; or

                  (g) final judgment for the payment of money in excess of an aggregate of $500,000 shall be rendered against the Borrower or any Material Group, and the same

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

         shall remain undischarged for a period of 30 days during which execution shall not be effectively stayed; or

                  (h) an event of default, as therein defined, shall occur under any other Loan Document; or

                  (i) this Agreement, the Loans, the LC Account Agreement, or any part thereof, shall be deemed unenforceable by a court of competent jurisdiction or shall no longer be effective; or

                  (j) the Borrower or any Consolidated Entity shall, other than in the ordinary course of business (as determined by past practices), suspend all or any part of its operations material to the conduct of the business of the Borrower and its Consolidated Entities, taken as a whole, for a period of more than 60 days;

                  (k) the Borrower or any Consolidated Entity shall breach any of the material terms or conditions of any agreement under which any Rate Hedging Obligations are created and such breach shall continue beyond any grace period, if any, relating thereto pursuant to the terms of such agreement, or the Borrower or any Consolidated Entity shall disaffirm or seek to disaffirm any such agreement or any of its obligations thereunder;

                  (l) there shall occur (i) any cancellation, revocation, suspension or termination of any Medicare Certification, Medicare Provider Agreement, Medicaid Certification or Medicaid Provider Agreement affecting the Borrower, any Subsidiary or any Contract
         Provider, or (ii) the loss of any other permits, licenses, authorizations, certifications or approvals from any federal, state or local Governmental Authority or termination of any contract with any such authority, in either case which cancellation, revocation, suspension, termination or loss (X) in the case of any suspension or temporary loss only, continues for a period greater than 60 days and
         (Y) results in the suspension or termination of operations of the Borrower or any Subsidiary or in the failure of the Borrower or any Subsidiaries or any Contract Provider to be eligible to participate in Medicare or Medicaid programs or to accept assignments of rights to reimbursement under Medicaid Regulations or Medicare Regulations, if and only if such Person, in the ordinary course of business, participates in the Medicare or Medicare programs or accepts assignments of rights to reimbursement thereunder; provided that any such events described in this Section 9.1(1) shall constitute an Event of Default only if such event shall result either singly or in the aggregate in the termination, cancellation, suspension or material impairment of operations or rights to reimbursement which produce 5% or more of the Borrower's gross revenues (on an annualized basis); or

                  (m) there shall occur a Change of Control;

then, and in any such event and at any time thereafter, if such Event of Default or any other Event of Default shall then be continuing and shall have not been waived,

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

                  (A) either or both of the following  actions may be taken: (i)
         the Administrative Agent, with the consent of the Required Lenders, may, and at the direction of the Required Lenders shall, declare any obligation of the Lenders and the Issuing Bank to make further Loans or to issue additional Letters of Credit terminated, whereupon the obligation of each Lender to make further Loans and of the Issuing Bank to issue additional Letters of Credit hereunder shall terminate immediately, and (ii) the Administrative Agent shall at the direction of the Required Lenders, at their option, declare by notice to the Borrower any or all of the Obligations to be immediately due and payable, and the same, including all interest accrued thereon and all other obligations of the Borrower to the Administrative Agent and the Lenders, shall forthwith become immediately due and payable without presentment, demand, protest, notice or other formality of any kind, all of which are hereby expressly waived, anything contained herein or in any instrument evidencing the Obligations to the contrary notwithstanding; provided, however, that notwithstanding the above, if there shall occur an Event of Default under clause (f) above with respect to the Borrower, then the obligation of the Lenders to make Loans and of the Issuing Bank to issue Letters of Credit hereunder shall automatically terminate and any and all of the Obligations shall be immediately due and payable without the necessity of any action by the Administrative Agent or the Required Lenders or notice to the Administrative Agent or the Lenders; and

                  (B) the  Borrower  shall,  upon  demand of the  Administrative
         Agent or the Required Lenders, deposit cash with the Administrative Agent in an amount equal to the aggregate amount remaining undrawn under all outstanding Letters of Credit, as collateral security for the repayment of any future drawings or payments under such Letters of Credit, and such amounts shall be held by the Administrative Agent pursuant to the terms of the LC Account Agreement; and

                  (C) the Administrative Agent and each of the Lenders shall have all of the rights and remedies available under the Loan Documents or under any applicable law.

                  9.2. Administrative Agent to Act. In case any one or more Events of Default shall occur and be continuing and not have been waived, the Administrative Agent may, and at the direction of the Required Lenders shall, proceed to protect and enforce their rights or remedies either by suit in equity or by action at law, or both, whether for the specific performance of any covenant, agreement or other provision contained herein or in any other Loan Document, or to enforce the payment of the Obligations or any other legal or equitable right or remedy.

                  9.3. Cumulative Rights. No right or remedy herein conferred upon the Lenders or the Administrative Agent is intended to be exclusive of any other rights or remedies contained herein or in any other Loan Document, and every such right or remedy shall be cumulative and shall be in addition to every other such right or remedy contained herein and therein or now or hereafter existing at law or in equity or by statute, or otherwise.

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

                  9.4. No Waiver. No course of dealing between the Borrower and any Lender or the Administrative Agent or any failure or delay on the part of any Lender or the Administrative Agent in exercising any rights or remedies under any Loan Document or otherwise available to it shall operate as a waiver of any rights or remedies and no single or partial exercise of any rights or remedies shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or of the same right or remedy on a future occasion.

                  9.5. Allocation of Proceeds. If an Event of Default has occurred and not been waived, and the maturity of the Loans has been accelerated pursuant to this Article IX, all payments received by the Administrative Agent hereunder, in respect of any principal of or interest on the Obligations or any other amounts payable by the Borrower hereunder, shall be applied by the Administrative Agent in the following order:

                  (i)  amounts due to the  Lenders  pursuant to Section  2.2(d),
         Section 2.10, Section 3.3 or Section 11.6;


                  (ii) amounts due to the Administrative Agent and the Issuing Bank pursuant to Section 10.8, Section 3.3 and Section 3.4;

                  (iii) payments of interest, to be applied pro rata based on the proportion which the principal amount of outstanding Loans and Reimbursement Obligations of each Lender bears to the total of all outstanding Loans and Reimbursement Obligations;

                  (iv) payments of principal, to be applied pro rata based on the proportion which the principal amount of outstanding Loans and Reimbursement Obligations of each Lender bears to the total of all outstanding Loans and Reimbursement Obligations;

                  (v) payment of cash amounts to the Administrative Agent pursuant to Section 9.1(B);

                  (vi) payments of all other amounts due under this Agreement, if any, to be applied in accordance with each Lender's pro rata share of all such other amounts due to the Lenders; and

                  (vii) any surplus remaining after application as provided for herein, to the Borrower or otherwise as may be required by applicable law.

                                   ARTICLE X

                            The Administrative Agent

                  10.1. Appointment, Powers, and Immunities. Each Lender hereby irrevocably appoints and authorizes the Administrative Agent to act as its Administrative Agent under this Agreement and the other Loan Documents with such powers and discretion as are specifically delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. The

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Administrative  Agent  (which term as used in this  sentence and in Section 10.5 and the first sentence of Section 10.6 hereof shall include its affiliates and its own and its affiliates' officers, directors, employees, and agents): (a) shall not have any duties or responsibilities except those expressly set forth in this Agreement and shall not be a trustee or fiduciary for any Lender; (b)
shall  not  be   responsible   to  the  Lenders  for  any  recital,   statement,
representation, or warranty (whether written or oral) made in or in connection with any Loan Document or any certificate or other document referred to or provided for in, or received by any of them under, any Loan Document, or for the value, validity, effectiveness, genuineness, enforceability, or sufficiency of any Loan Document, or any other document referred to or provided for therein or for any failure by any Person to perform any of its obligations thereunder; (c) shall not be responsible for or have any duty to ascertain, inquire into, or verify the performance or observance of any covenants or agreements by any Person or the satisfaction of any condition or to inspect the property (including the books and records) of any Person; (d) shall not be required to initiate or conduct any litigation or collection proceedings under any Loan Document; and (e) shall not be responsible for any action taken or omitted to be taken by it under or in connection with any Loan Document, except for its own negligence or willful misconduct. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Joint Lead Arrangers, the Documentation Agent and Syndication Agent, in such respective capacities, shall have no responsibilities, and shall incur no liabilities under this Agreement.

                  10.2. Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice, instrument, writing, or other communication (including, without limitation, any thereof by telephone or telefacsimile) believed by it to be genuine and correct and to have been signed, sent or made by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants, and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the holder thereof for all purposes hereof unless and until the Administrative Agent receives and accepts an Assignment and Acceptance executed in accordance with Section 11.1 hereof. As to any matters not expressly provided for by this Agreement, the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Required Lenders, and such instructions shall be binding on all of the Lenders; provided, however, that the Administrative Agent shall not be required to take any action that exposes the Administrative Agent to personal liability or that is contrary to any Loan Document or applicable law or unless it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking any such action.

                  10.3. Defaults. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or Event of Default unless the Administrative Agent has received written notice from a Lender or the Borrower specifying such Default or Event of Default and stating that such notice is a "Notice of Default". In the event that the Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, the Administrative Agent shall give prompt notice thereof to the Lenders. The Administrative Agent shall (subject to Section 10.2 hereof) take such action with respect to such Default or Event of Default as shall reasonably be directed by the Required Lenders, provided that, unless

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

and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Lenders.

                  10.4. Rights as Lender. With respect to its Revolving Credit Commitment and the Loans made by it, UBS AG, Stamford Branch (and any successor acting as Administrative Agent) in its capacity as a Lender hereunder shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as the Administrative Agent, and the term "Lender" or "Lenders" shall, unless the context otherwise indicates, include the Administrative Agent in its individual capacity. UBS AG, Stamford Branch (and any successor acting as Administrative Agent) and its affiliates may (without having to account therefor to any Lender) accept deposits from, lend money to, make investments in, provide services to, and generally engage in any kind of lending, trust, or other business with the Borrower or any of its Subsidiaries or affiliates as if it were not acting as Administrative Agent, and UBS AG, Stamford Branch (and any successor acting as Administrative Agent) and its affiliates may accept fees and other consideration from the Borrower or any of its Subsidiaries or affiliates for services in connection with this Agreement or otherwise without having to account for the same to the Lenders.

                  10.5.  Indemnification.  The Lenders  agree to  indemnify  the
Administrative Agent (to the extent not reimbursed under Section 11.12 hereof, but without limiting the obligations of the Borrower under such Section) ratably in accordance with their respective Revolving Credit Commitments, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, reasonable costs and expenses (including attorneys' fees and disbursements), or disbursements of any kind and nature whatsoever that may be imposed on, incurred by or asserted against the Administrative Agent (including by any Lender) in any way relating to or arising out of any Loan Document or the transactions contemplated thereby (including, without limitation, the Refinancing or any transactions connected therewith) or any action taken or omitted by the Administrative Agent under any Loan Document; provided that no Lender shall be liable for any of the foregoing to the extent they arise (as determined by a final judgment of a court of competent jurisdiction) from the gross negligence or willful misconduct of the Person to be indemnified. Without limitation of the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any costs or expenses payable by the Borrower under Section 11.6, to the extent that the Administrative Agent is not promptly reimbursed for such costs and expenses by the Borrower. The agreements contained in this Section shall survive payment in full of the Loans and all other amounts payable under this Agreement.

                  10.6. Non-Reliance on Administrative Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of the Borrower and its Subsidiaries and decision to enter into this Agreement and that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under the Loan Documents. Except for notices, reports and other documents and information expressly

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

required to be furnished to the Lenders by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the affairs, financial condition, or business of the Borrower or any of its Subsidiaries or affiliates that may come into the possession of the Administrative Agent or any of its affiliates.

                  10.7. Resignation of Administrative Agent. The Administrative Agent may resign at any time by giving notice thereof to the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right to appoint a successor Administrative Agent subject to the approval of the Borrower so long as no Default or Event of Default shall have occurred and be continuing, such approval not to be unreasonably withheld. If no successor Administrative Agent shall have been so appointed by the Required Lenders and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation, then the retiring
Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be a commercial bank organized under the laws of the United States of America having combined capital and surplus of at least $100,000,000. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor, such successor shall thereupon succeed to and become vested with all the rights, powers, discretion, privileges, and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation hereunder as Administrative Agent, the provisions of this Article X shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

                  10.8. Fees. The Borrower agrees to pay to the Administrative Agent, for its individual account, an annual Administrative Agent's fee as from time to time agreed to by the Borrower and Administrative Agent in writing.

                                   ARTICLE XI

                                  Miscellaneous

                  11.1. Assignments and Participations. (a) Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Loans and its Revolving Credit Commitment); provided, however, that

                  (i)  each such assignment shall be to an Eligible Assignee;

                  (ii)  except  in the case of an  assignment  by a Lender to an affiliate of such Lender or a Controlled Investment Affiliate of such Lender, or to another Lender, or an assignment of all of a Lender's rights and obligations under this Agreement, any such partial assignment shall be in an amount at least equal to $4,000,000 or an integral multiple of $1,000,000 in excess thereof;

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

                  (iii) each such assignment by a Lender shall be of a constant, and not varying, percentage of all of its rights and obligations under this Agreement; and

                  (iv) the parties to such assignment shall execute and deliver to the Administrative Agent for its acceptance an Assignment and Acceptance together with any Note subject to such assignment and a processing fee of $3,500.

Upon execution, delivery, and acceptance of such Assignment and Acceptance, the assignee thereunder shall be a party hereto and, to the extent of such assignment, have the obligations, rights, and benefits of a Lender hereunder and the assigning Lender shall, to the extent of such assignment, relinquish its rights and be released from its obligations under this Agreement. Upon the consummation of any assignment pursuant to this Section the assignor, the Administrative Agent and the Borrower shall make appropriate arrangements so that, if requested, new Notes are issued to the assignor and the assignee. If the assignee is not incorporated under the laws of the United States of America or a state thereof, it shall deliver to the Borrower and the Administrative Agent certification as to exemption from deduction or withholding of Taxes in accordance with Section 4.6.

                  (b) The Administrative Agent shall maintain at its address referred to in Section 11.2 (or such other address as the Administrative Agent may specify thereunder) a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Lenders and the Revolving Credit Commitment of, and principal amount of the Loans owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower or any Lender (with respect to entries relating to such Lender) at any reasonable time and from time to time upon reasonable prior notice.

                  (c) Upon its receipt of an Assignment and Acceptance executed by the parties thereto, together with any Note subject to such assignment and payment of the processing fee, the Administrative Agent shall, if such Assignment and Acceptance has been completed and is in substantially the form of Exhibit B hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the parties thereto.

                  (d) Each Lender may sell participations to one or more Persons in all or a portion of its rights, obligations or rights and obligations under this Agreement (including all or a portion of its Revolving Credit Commitment or its Loans); provided, however, that (i) any such participation in a Revolving Credit Commitment, but not its Loans, shall be in an amount at least equal to $4,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) such Lender's obligations under this Agreement shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) the participant shall be entitled to the benefit of the yield protection provisions contained in Article IV and the right of set-off contained in Section 11.4, and (v) the Borrower shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and such Lender shall retain the sole right to enforce the

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

obligations of the Borrower relating to its Loans and to approve any amendment, modification, or waiver of any provision of this Agreement (other than amendments, modifications, or waivers decreasing the amount of principal of or the rate at which interest is payable on such Loans, extending any scheduled principal payment date or date fixed for the payment of interest on such Loans, or extending its Revolving Credit Commitment).

                  (e) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 11.1 concerning assignments of Loans relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender of any Loan to any Federal Reserve Bank in accordance with applicable law.

                  (f) Any Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of such Lender from time to time to assignees and participants (including prospective assignees and participants); provided, however that such Lender shall (a) take reasonable and customary measures to safeguard the confidentiality of non-public information and (b) advise such assignees or participants of the confidentiality of such non-public information.

                  11.2. Notices. Any notice shall be conclusively deemed to have been received by any party hereto and be effective (i) on the day on which delivered (including hand delivery by commercial courier service) to such party (against receipt therefor), (ii) on the date of receipt at such address, telefacsimile number or telex number as may from time to time be specified by such party in written notice to the other parties hereto or otherwise received), in the case of notice by telegram, telefacsimile or telex, respectively (where the receipt of such message is verified by return), or (iii) on the fifth Business Day after the day on which mailed, if sent prepaid by certified or registered mail, return receipt requested, in each case delivered, transmitted or mailed, as the case may be, to the address, telex number or telefacsimile number, as appropriate, set forth below or such other address or number as such party shall specify by notice hereunder:

                  (a)      if to the Borrower:

                           Malcolm E. McVay, Senior Vice President and
                             Treasurer
                           HEALTHSOUTH Corporation
                           One HealthSouth Parkway
                           Birmingham, Alabama 35243
                           Tel:  205-969-6140
                           Fax:  205-969-4620
                           Email:  tadd.mcvay@healthsouth.com

                           with a copy to:

                           William W. Horton
                           HEALTHSOUTH Corporation
                           One HealthSouth Parkway

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

                           Birmingham, Alabama 35243
                           Tel:  205-969-4977
                           Fax:  205-969-4730
                           Email:  bill.horton@healthsouth.com


                  (b)      if to the Administrative Agent:

                           UBS AG STAMFORD BRANCH
                           677 Washington Boulevard
                           Stamford, Connecticut 06901
                           Attention: Jennifer Poccia
                           Tel:  203-719-3834
                           Fax:  203-719-3888
                           Email:  jennifer.poccia@ubsw.com
                           Reference:  HealthSouth


                  (c)      if to the Lenders:

                           At the addresses set forth on each Lender's Addendum and on the signature page of each Assignment and Acceptance.

                  11.3. No Waiver. No failure or delay on the part of the Administrative Agent, any Lender or the Borrower in the exercise of any right, power or privilege hereunder shall operate as a waiver of any such right, power or privilege nor shall any such failure or delay preclude any other or further exercise thereof. The rights and remedies herein provided are cumulative and not exclusive of any rights or remedies provided by law.

                  11.4. Rights of Setoff; Adjustments. (a) The Borrower agrees that the Administrative Agent and each Lender shall have a Lien for all the Obligations of the Borrower upon all deposits or deposit accounts of any kind, or any interest in any deposits or deposit accounts thereof, now or hereafter pledged, mortgaged, transferred or assigned to the Administrative Agent or such Lender or otherwise in the possession or control of the Administrative Agent or such Lender (other than for safekeeping) for any purpose for the account or benefit of the Borrower and including any balance of any deposit account or of any credit of the Borrower with the Administrative Agent or such Lender, whether now existing or hereafter established and hereby authorizes the Administrative Agent and each Lender at any time or times from and after the occurrence of a Default or an Event of Default with or without prior notice to set off against and apply such balances or any part thereof to such of the Obligations of the Borrower to the Lenders then past due and in such amounts as they may elect, and whether or not the collateral or the responsibility of other Person primarily, secondarily or otherwise liable may be deemed adequate.

                  (b) If any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of the Loans owing to it, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, or otherwise), in a greater

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

proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Loans owing to it, or interest thereon, such benefited Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Loans owing to it, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefited Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however that if all or any portion of such excess payment or benefits is thereafter recovered from such benefited Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest. The Borrower agrees that any Lender so purchasing a participation from a Lender pursuant to this Section 11.4 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Person were the direct creditor of the Borrower in the amount of such participation.

                  11.5. Survival. All covenants, agreements, representations and warranties made herein shall survive the making by the Lenders of the Loans and the issuance of the Letters of Credit and the execution and delivery to the Lenders of this Agreement and shall continue in full force and effect so long as any of Obligations remain outstanding or any Lender has any commitment hereunder or the Borrower has continuing obligations hereunder unless otherwise provided herein. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and permitted assigns of such party and all covenants, provisions and agreements by or on behalf of the Borrower which are contained in the Loan Documents shall inure to the benefit of the successors and permitted assigns of the Lenders or any of them.

                  11.6. Expenses. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its reasonable and customary out-of-pocket costs and expenses incurred in connection with the preparation, negotiation and execution of, and any amendment, supplement or modification to, this Agreement or any of the other Loan Documents, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, (b) to pay or reimburse the Administrative Agent and each Lender for all their reasonable costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, including without limitation, the reasonable fees and disbursements of their counsel, (c) to pay, indemnify and hold harmless the Administrative Agent and each Lender from any and all recording and filing fees and any and all liabilities with respect to, or resulting from any failure of Borrower to pay or delay of Borrower in paying, documentary, stamp, excise, withholding and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation of any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, and (d) from and after the occurrence of any Event of Default to pay, and indemnify and hold harmless the Administrative Agent and each Lender from and against, any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or in any respect relating to the transactions contemplated hereby or thereby (all the foregoing, collectively, the "indemnified liabilities"); provided, however, that the Borrower shall have no obligation hereunder with respect to indemnified liabilities arising from (i) the willful misconduct or gross negligence of the party seeking indemnification, as determined by a final judgment of a court of competent jurisdiction (ii) legal proceedings commenced against the Administrative Agent or any Lender by any security holder or creditor thereof arising out of and based upon rights afforded any such security holder or creditor solely in its capacity as such, (iii) any taxes imposed upon the Administrative Agent or any Lender other than the documentary, stamp, excise, withholding and similar taxes described in clause (c) above or any tax resulting from any change described in Section 4.1, which tax would be payable to Lenders by Borrower pursuant to Article IV, (iv) taxes imposed as a result of a transfer or assignment of any Loan or Revolving Credit Commitment, participation or assignment of a portion of rights therein, (v) any taxes imposed upon any assignee of any Loan or Revolving Credit Commitment, or (vi) by reason of the failure of the Administrative Agent or any Lender to perform its or their obligations under this Agreement. The agreements in this subsection shall survive the Revolving Credit Termination Date, the Facility Extension Loan Termination Date, if applicable, and the repayment of the Loans.

                  11.7. Amendments and Waivers. Any provision of this Agreement or any other Loan Document may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Borrower and the Required Lenders (and, if Article X or the rights or duties of the Administrative Agent are affected thereby, by the Administrative Agent); provided that no such amendment or waiver shall, unless signed by all the Lenders, (i) increase the Revolving Credit Commitments or the Letter of Credit Commitment of the Lenders,
(ii) reduce the principal of or rate of interest on any Loan or any fees or other amounts payable hereunder, (iii) postpone any date fixed for the payment of any scheduled installment of principal of or interest on any Loan or any fees or other amounts payable hereunder or for termination of any Revolving Credit Commitment, (iv) change the percentage of the Revolving Credit Commitments or of the unpaid principal amount of the Loans, or the percentage of Lenders that constitute Required Lenders or (v) amend the definition of "Required Lenders" or amend Section 11.15.

                  11.8. Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and it shall not be necessary in making proof of this
Agreement  to  produce  or  account  for  more  than  one  such   fully-executed
counterpart.

                  11.9. Waivers by Borrower. IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONNECTION WITH, OR ARISING OUT OF THIS AGREEMENT, THE LOANS, ANY OF THE OTHER LOAN DOCUMENTS, THE OBLIGATIONS, OR ANY INSTRUMENT OR DOCUMENT DELIVERED PURSUANT TO THIS AGREEMENT, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN THE BORROWER AND THE LENDERS OR THE ADMINISTRATIVE AGENT, EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE EXTENT PERMITTED BY LAW, TRIAL BY JURY IN CONNECTION WITH ANY SUCH LITIGATION.

                  11.10. Termination. The termination of this Agreement shall not affect any rights of the Borrower, the Lenders or the Administrative Agent or any obligation of the Borrower, the Lenders or the Administrative Agent, arising prior to the effective date of such termination, and the provisions hereof shall continue to be fully operative until all transactions entered into or rights created or obligations incurred prior to such termination have been fully disposed of,

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concluded  or  liquidated  and the  Obligations  arising  prior to or after such termination have been irrevocably paid in full. The rights granted to the Administrative Agent for the benefit of the Lenders hereunder and under the other Loan Documents shall continue in full force and effect, notwithstanding the termination of this Agreement, until all of the Obligations have been paid in full after the termination hereof or the Borrower has furnished the Lenders and the Administrative Agent with an indemnification satisfactory to the Administrative Agent and each Lender with respect thereto. All representations, warranties, covenants, waivers and agreements contained herein shall survive termination hereof until payment in full of the Obligations unless otherwise provided herein. Notwithstanding the foregoing, if after receipt of any payment of all or any part of the Obligations, any Lender is for any reason compelled to surrender such payment to any Person because such payment is determined to be void or voidable as a preference, impermissible setoff, a diversion of trust funds or for any other reason, this Agreement shall continue in full force and the Borrower shall be liable to, and shall indemnify and hold such Lender harmless for, the amount of such payment surrendered until such Lender shall have been finally and irrevocably paid in full. The provisions of the foregoing sentence shall be and remain effective notwithstanding any contrary action which may have been taken by the Lenders in reliance upon such payment, and any such contrary action so taken shall be without prejudice to the Lenders' rights under this Agreement and shall be deemed to have been conditioned upon such payment having become final and irrevocable.

                  11.11. Governing Law. (a) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                  (b) Submission To Jurisdiction; Waivers. The Borrower hereby irrevocably and unconditionally:

                  (i) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

                  (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                  (iii) agrees that service of process in any such action or proceeding may be efected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower at its address set forth in Section 11.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto; and

                  (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

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                  11.12. Indemnification.  In consideration of the execution and delivery of this Agreement by the Administrative Agent and each Lender and the extension of the Revolving Credit Commitments, the Borrower hereby indemnifies, exonerates and holds free and harmless the Administrative Agent and each Lender and each of their respective officers, directors, employees, affiliates and agents (collectively, the "Indemnified Parties") from and against any and all actions, causes of action, claims, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to, any of the following:

                  (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or supported by any Letter of Credit;

                  (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties;

                  (c) provided Lenders have no ownership interest in real property of Borrower, any investigation, litigation or proceeding related to any environmental cleanup, audit, compliance or other matter relating to the protection of the environment or the release by the Borrower or any of its Subsidiaries or Controlled Partnerships of any hazardous waste material; or

                  (d) provided Lenders have no ownership interest in real property of Borrower, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or releases from any real property owned or operated by the Borrower or any Subsidiary or Controlled Partnership of any hazardous waste material (including any losses, liabilities, damages, injuries, costs, expenses or claims asserted or arising under any environmental laws), regardless of whether caused by, or within the control of, the Borrower or such Subsidiary or Controlled Partnerships, except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct as determined by a final judgment of a court of competent jurisdiction, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrower hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The agreements in this
Section 11.12 shall survive the Revolving Credit Termination Date, the Facility Extension Loan Termination Date, if applicable, and the repayment of the Loans.

                  11.13. Agreement Controls. In the event that any term of any of the Loan Documents other than this Agreement conflicts with any term of this Agreement, the terms and provisions of this Agreement shall control.

                  11.14.   Integration.   This  Agreement  and  the  other  Loan
Documents represent the final agreement between the parties as to the subject matter hereof or thereof and may not be

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contradicted  by  evidence  of  prior,   contemporaneous,   or  subsequent  oral
agreements of the parties. There are no oral agreements between the parties.

                  11.15. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that the Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Administrative Agent and all Lenders. The Administrative Agent and the Lenders may assign or transfer their interest hereunder but only as provided herein.

                  11.16. Severability. If any provision of this Agreement or the other Loan Documents shall be determined to be illegal or invalid as to one or more of the parties hereto, then such provision shall remain in effect with respect to all parties, if any, as to whom such provision is neither illegal nor invalid, and in any event all other provisions hereof shall remain effective and binding on the parties hereto.

                  11.17. Lender Addenda. Each initial Lender shall become a party to this Agreement by delivering to the Administrative Agent a Lender
Addendum  duly  executed by such Lender,  the  Borrower  and the  Administrative
Agent.

                  11.18. Designated Senior Indebtedness. For purposes of the Convertible Subordinated Debentures and the New Senior Subordinated Notes, the Obligations shall be designated "Designated Senior Indebtedness".

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                IN WITNESS WHEREOF, the parties hereto have caused this Credit
Agreement to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first written above.

                                HEALTHSOUTH CORPORATION

                                By:               /s/Malcolm E. McVay
                                     --------------------------------
                                Name:  Malcolm E. McVay
                                Title:  Senior Vice President and Treasurer

                                UBS AG, STAMFORD BRANCH, as Administrative Agent

                                By:               /s/Daniel W. Ladd III
                                    -----------------------------------
                                Name:  Daniel W. Ladd III
                                Title:  Executive Director

                                By:               /s/Wilfred V. Saint
                                    ---------------------------------
                                Name:  Wilfred V. Saint
                                Title:  Associate Director